                                                                    EXHIBIT 99.2

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

______________________________________________

IN RE: DIET DRUGS (PHENTERMINE/FENFLURAMINE
/DEXFENFLURAMINE) PRODUCTS LIABILITY                    MDL NO. 1203
LITIGATION
______________________________________________

                         PRETRIAL ORDER NO._____________

      AND NOW this _____ day of ___________, 2005, upon consideration of the Joint Motion of Wyeth and the Claims Facilitating Committee Pursuant to New Settlement Process to Approve Proposed Stay Procedure in Diet Drug Cases, it is hereby ORDERED that said motion is APPROVED. The Court FINDS:

      1. That there are thousands of Diet Drug lawsuits arising out of plaintiffs' Pondimin and/or Redux use on file in the federal courts.

      2. That counsel for certain plaintiffs, namely Jerry Alexander, Alexander & Associates, P.C., Ellen Presby, Baron and Budd, P.C., and Wayne Spivey, Shrager, Spivey & Sachs, have engaged in negotiations with Defendant Wyeth resulting in a Proposed Settlement Process that has the potential to resolve thousands of Diet Drug claims.

      3. That in order to facilitate the possible resolution of these claims, a stay of litigation for those firms that are participating in the Proposed Settlement Process must issue so that the parties may avoid the time and expense of ongoing litigation in thousands of individual lawsuits.

      Therefore, it is hereby ORDERED, ADJUDGED and DECREED that:

   A. Upon filing with the Court of a Joint Motion to Stay Proceedings to Permit Settlement Negotiations ("Joint Motion") substantially in the form of Exhibit A hereto, for Diet Drug cases consolidated in the MDL, the cases of plaintiffs moving therein are hereby STAYED as of the date such Joint Motion is filed with the Court. The stay will continue until such time as all such claims are resolved and dismissed with prejudice, or until either of the movants thereto provides notice to the Court, with copy to the other movant, that the settlement process was unsuccessful with respect to any claim or claims and the stay should be lifted with respect to such claim or claims. If notice is provided by either movant that the settlement process was unsuccessful, then all stays incident to such motion shall be lifted and all stayed proceedings shall resume thirty (30) days from the date of said notice, with appropriate adjustments to any discovery or trial scheduling order previously entered in the case(s).

   B. The stay procedure approved in this order will apply only to Joint Motions filed on or before February 21, 2005.

   C. Should Wyeth decide, on or after February 15, 2005, not to proceed further with the Proposed Settlement Process described in Exhibits A and B to the Memorandum filed in support of the instant Motion, Wyeth promptly shall notify the Court of said decision, which notice shall operate to vacate this order; any stays granted pursuant thereto shall be lifted; and all proceedings shall resume thirty (30) days from the date of said notice, with appropriate adjustments to any discovery or trial scheduling order previously entered.

                                                   _____________________________
                                                   Harvey Bartle III, J.

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

_____________________________________________
                                             )
IN RE DIET DRUGS                             )
(Phentermine/Fenfluramine/Dexfenfluramine)   )           MDL NO. 1203
PRODUCTS LIABILITY LITIGATION                )
_____________________________________________)
                                             )
THIS DOCUMENT PERTAINS TO ALL                )
ACTIONS LISTED ON EXHIBIT A                  )

                    MODEL JOINT MOTION TO STAY PROCEEDINGS TO
                         PERMIT SETTLEMENT NEGOTIATIONS

      Defendant Wyeth and the law firm of ______________________, Plaintiffs' Counsel, hereinafter Movants, jointly move for an order staying any and all proceedings related to the plaintiffs identified on the attached Exhibit A. The Movants request that this Stay be entered immediately and continue until such time as all claims are resolved and dismissed with prejudice or until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If such notice is provided by either party, then the Movants agree that all Stays incident to the Court's order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.

      In support of this motion, the Movants aver as follows:

      1. Wyeth and counsel for certain Diet Drug Claimants have engaged in discussions that have resulted in a Proposed Settlement Process that could resolve thousands of lawsuits.

                                                     EXHIBIT A TO PRETRIAL ORDER

      2. Plaintiffs' counsel, the law firm of __________, has agreed to enter into settlement discussions in accordance with the Proposed Settlement Process with respect to the plaintiffs identified on Exhibit A hereto.

      3. The proposed Stay will afford an opportunity for the Movants to negotiate the terms of a settlement, while avoiding the time and expense of ongoing litigation in [hundreds/thousands] of individual lawsuits. Absent a Stay, countless hours will be spent taking deposition testimony, responding to discovery requests, and filing, responding to, and arguing motions. Moreover, hundreds or even thousands of depositions will be necessary to meet current discovery deadlines under existing scheduling orders. This risks causing both parties to spend time and money on discovery that the settlement would obviate.

      4. Granting this Stay will avoid the time and expense associated with ongoing litigation and, more importantly, it will permit the Movants to focus their efforts on negotiating and consummating settlements.

      Wherefore, the Movants respectfully request the Court to issue an Order staying the actions identified in Exhibit A hereto until the earlier of such time as the claims are resolved or either Movant advises the Court that the claims will not be resolved.

                                                         Respectfully submitted,

[NOTE: THIS MOTION WILL NEED TO BE ADAPTED TO MEET THE REQUIREMENTS OF EACH STATE.]

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

______________________________________________

IN RE: DIET DRUGS (PHENTERMINE/FENFLURAMINE
/DEXFENFLURAMINE) PRODUCTS LIABILITY                     MDL NO. 1203
LITIGATION
______________________________________________

             JOINT MOTION OF WYETH AND CLAIMS FACILITATING COMMITTEE
                 PURSUANT TO NEW SETTLEMENT PROCESS TO APPROVE
                   PROPOSED STAY PROCEDURE IN DIET DRUG CASES

      Pursuant to F.R.C.P. 7(b), Defendant Wyeth and counsel for certain plaintiffs, Jerry Alexander, Alexander & Associates, P.C., Ellen Presby, Baron and Budd, P.C., and Wayne Spivey, Shrager, Spivey & Sachs (hereinafter "Movants"), jointly move for an order substantially in the form provided herewith approving a procedure whereby those plaintiffs who now wish to participate in a Proposed Settlement Process and Wyeth may move to obtain a self-implementing stay of proceedings in their respective Diet Drug lawsuits. The reasons supporting entry of such a procedure are explained in the accompanying memorandum.

                                                Respectfully submitted,

COUNSEL FOR WYETH

/S/ RICHARD KORNYLAK
---------------------------
Peter L. Zimroth                              Robert D. Rosenbaum
ARNOLD & PORTER LLP                           Daniel S. Pariser
399 Park Avenue                               Lawrence M. Reich
New York, NY  10022-4690                      Richard Kornylak
(212) 715-1010                                ARNOLD & PORTER LLP
                                              555 12th Street, NW
                                              Washington, DC  20004
                                              (202) 942-5862

Michael T. Scott                              Ellen K. Reisman
REEDSMITH LLP                                 ARNOLD & PORTER LLP
2500 One Liberty Place                        777 S. Figueroa Street, Suite 4400
Philadelphia, PA  19103-7301                  Los Angeles, CA  90017
(215) 851-8248                                (213) 243-4111

Orran L. Brown
BROWNGREER PLC
115 South 15th Street
Suite 400
Richmond, VA  23219
(804) 521-7201

CFC

_____________________________________         __________________________________
Jerry Alexander                               Wayne R. Spivey
ALEXANDER & ASSOCIATES, P.C., L.L.O.          SHRAGER, SPIVEY & SACHS
619 North 90th Street                         Two Commerce Square
Omaha, NE  68114                              2001 Market Street, 32nd Floor
(402) 390-9339                                Philadelphia, PA  19103
                                              (215) 568-7771

_____________________________________
Ellen A. Presby
BARON & BUDD, P.C.
3102 Oaklawn Blvd.
Suite 1100
Dallas, Texas  75219
(214) 521-3605

Dated: January 18, 2005

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

______________________________________________

IN RE: DIET DRUGS (PHENTERMINE/FENFLURAMINE
/DEXFENFLURAMINE) PRODUCTS LIABILITY                           MDL NO. 1203
LITIGATION
______________________________________________

                    MEMORANDUM IN SUPPORT OF JOINT MOTION OF
               WYETH AND CLAIMS FACILITATING COMMITTEE PURSUANT TO
                   NEW SETTLEMENT PROCESS TO APPROVE PROPOSED
                        STAY PROCEDURE IN DIET DRUG CASES

      Wyeth and the undersigned plaintiffs' counsel have negotiated a Proposed Settlement Process that has the potential to settle many Diet Drug lawsuits and claims. As a vital step toward developing sufficiently broad plaintiff support to ensure the viability of the process, as well as toward implementing the process itself, they jointly ask this Court to approve a procedure, outlined in the accompanying Order, whereby proceedings in groups of Diet Drug cases would be stayed so that Wyeth and the participating plaintiffs' law firms may devote their full resources with respect to those cases to settlement efforts. This memorandum is submitted in support of that request.

      The self-implementing stay mechanism now sought is specifically designed to save the parties and the Court the considerable time and expense required to litigate cases while settlement negotiations proceed. Under this mechanism, all proceedings related to claims identified by Wyeth and the participating law firm will be stayed, upon filing of a form motion, until such time as those claims are resolved and dismissed with prejudice, or until Wyeth or each participating law firm provides notice to the Court, with copy to the other party, that the settlement process has been unsuccessful and the stay should be lifted. The movants hereto intend to seek similar stays in various state court jurisdictions in which Diet Drug cases are pending.

      The detailed terms of the Proposed Settlement Process are set forth in form letters attached to this memorandum as Exhibits A and B. A summary of those terms, together with a brief description of the process' genesis, is outlined below. As explained below, the public interest strongly supports implementation of this proposed stay procedure.

I.    BACKGROUND AND SUMMARY OF THE PROPOSED SETTLEMENT PROCESS

      The burdens imposed on the parties and the judiciary in litigating these Diet Drug cases and adjudicating discovery disputes and pre-trial motions are well known to this Court. Approximately sixty thousand plaintiffs now seek to recover damages against Wyeth in the federal or state courts arising out of the alleged ingestion of Pondimin and or Redux.

      Last year, lawyers representing certain plaintiffs in this litigation approached Wyeth to explore whether a new process could be crafted for settling large numbers of Diet Drug cases. On January 17, 2005, these discussions, conducted between Wyeth and counsel for certain plaintiffs - namely Jerry Alexander, Alexander & Associates, P.C., L.L.O., Ellen Presby, Baron and Budd, P.C., and Wayne Spivey, Shrager Spivey & Sachs - culminated in the Proposed Settlement Process set forth in Exhibits A and B hereto. As reflected in those exhibits, the Proposed Settlement Process contemplates two options: the "Expedited Option" and the "Grid Option."

      A.    THE TWO ALTERNATIVE PROCESSES

      The Expedited Option and the Grid Option share many of the same features. Both initially divide the claims of plaintiffs represented by each participating law firm into three categories - Groups A, B and C - which collectively encompass all Diet Drug-related claimants, including Initial, Intermediate and Back End Opt-Outs, PPH claimants, and valve surgery claimants.

      Under both the Expedited Option and the Grid Option, each law firm will receive from Wyeth, upon delivery of appropriate releases, a total settlement amount equal to the sum of all payments calculated for the firm's Group A, B and C claims. Both the Expedited Option and the Grid Option involve some combination of set values for particular types of cases as well as individualized negotiations. The goal of both Options is to resolve all the Diet Drug claims of all clients of a participating law firm.

      The major difference between the Expedited Option and the Grid Option lies in their treatment of Group A claims. With respect to those claims, the Expedited Option provides a simpler process, which is intended to result in quicker payments. Under the Expedited Option, the Group A component of each firm's total settlement amount would be valued at $20,000 times the number of the firm's Group A claimants.

      The Grid Option, by contrast, employs a somewhat more complex "grid" system for calculating Group A settlement sums. Depending on the type and severity of the claimants' regurgitation, their age and the duration of their Diet Drug use, the maximum amounts attributable to Group A claimants under the Grid Option range from $5,250 to $200,000, with the most severe Group A claims being subject to individual negotiation. Furthermore, unlike the Expedited Option, the Grid Option would require submission of additional data and medical records, and would entail, in some instances, review by

Wyeth of echocardiogram tapes and other records allegedly supporting the claimants' asserted medical conditions.

      Under both the Expedited Option or the Grid Option, Wyeth would further pay to Group A claimants who were timely-diagnosed as having FDA-Positive levels of regurgitation an additional payment of $100,000 if they were to undergo valve surgery on or before March 31, 2010.

      Under the Proposed Settlement Process, Wyeth must decide, in the very near term, whether to proceed with the process at all - a decision that will depend, in part, on the level of participation by plaintiffs' law firms. If Wyeth is not satisfied with the level of participation in the proposed process, it will not proceed with that process.

      B.    THE CLAIMS FACILITATING COMMITTEE

      A "Claims Facilitating Committee" ("CFC"), composed of Messrs. Alexander and Spivey and Ms. Presby, has been established to assist in implementing this settlement process. The CFC will not serve as counsel, attorneys or agents for Wyeth or, with the exception explained below, for any plaintiffs' attorney or claimants. The CFC has agreed further to facilitate the participation in the Proposed Settlement Process of additional law firms and their respective clients and to assist with the administrative burdens incident to widespread participation, should that occur.

      If there is a sufficiently large group of claims such that Wyeth proceeds with the process and the process results in settlement of the claims, Wyeth has agreed, subject to Court approval, to deposit into an escrow account administered by the Court an amount equal to two percent (2%) of the gross value of the payments attributable to Group A and B claims, up to a cap of thirty million dollars. The CFC may apply to the Court for awards of fees and expenses to be paid from this escrow account for its negotiation and administrative services. Any such award made by the Court will not affect the terms or amounts of any recovery that a plaintiffs' firm would obtain for its claimants under a future settlement agreement with Wyeth pursuant to this Proposed Settlement Process. A copy of the fee agreement is attached hereto as Exhibit C.

      In addition, the CFC has also offered to assist plaintiffs' attorneys in negotiating with Wyeth as to those claims that must be resolved by negotiation in this settlement process. If a plaintiffs' attorney decides to use the CFC in these negotiations, the plaintiffs' attorney will pay the CFC a fee for its services pursuant to a separate agreement, which amounts will be credited towards the $30 million cap on deposits by Wyeth into the court-administered escrow account.

      C.    TIMETABLE FOR COMPLETION OF SETTLEMENTS

      It is Wyeth's and the CFC's intent that this settlement process proceed according to the ambitious timing goals set forth in Exhibits A and B to this memorandum. The process includes proposed time periods for, inter alia, submission of documentation by certain claimants and completion of individual negotiations, where applicable. However, factors such as the volume and nature of claims, the quality of the data submitted and scheduling difficulties will affect whether these goals realistically can be met. While Wyeth and the CFC are committed to making this process as expeditious as possible, uncertainties surrounding how it will work in practice will require a degree of flexibility with respect to these timelines.

II. THE PUBLIC INTEREST SUPPORTS COURT APPROVAL OF A MECHANISM TO AUTOMATICALLY STAY LITIGATION INVOLVING PARTICIPATING PLAINTIFFS

      A.    THE PROPOSED STAY PROCEDURE IS NECESSARY

      To facilitate the resolution of claims pursuant to the Proposed Settlement Process, the movants seek an order from this Court approving a mechanism by which participating plaintiffs may move with Wyeth to obtain a self-implementing stay of their pending lawsuits. As discussed above, the new framework's timetable is ambitious. It will require considerable time and effort by a large number of attorneys and support personnel from both Wyeth and participating plaintiffs' law firms. Thousands of forms and certifications will be required, and the claims of all the settling plaintiffs will have to be reviewed, categorized and reconciled. Moreover, as noted above, certain cases will be subject to individual negotiations. The document acquisition, claims analysis, and ultimate resolution of these claims will require very substantial administrative efforts.

      It is therefore important, particularly in the view of prospective participating plaintiffs' law firms, that a stay of proceedings be entered in cases involving participating firms while the settlement process is underway. An essential condition of the Proposed Settlement Process is that, if Wyeth decides to go forward with the process, it will negotiate with each participating plaintiffs' firm an amount to settle the claims of all Diet Drug plaintiffs represented by that law firm. Without a mechanism for stays of the type now proposed, both Wyeth and participating firms would be obliged to expend many hours and enormous sums - unnecessarily - in thousands of lawsuits incident to taking deposition testimony, responding to discovery, motions practice, and trial preparation, among other tasks, rather than pursuing the Proposed Settlement Process. Given the prospects for possible settlement of such claims, the enormous time and expense involved in continued litigation cannot be justified. Equally significant, a stay will free up parties' limited resources to allow them to focus their efforts on the settlement process itself. Thus, an automatic stay mechanism would foster plaintiff participation in the Proposed Settlement Process, and therefore would increase the prospects that the process could be successful.

      B.    THE PROPOSED STAY PROCEDURE IS APPROPRIATE

      A court's ability to stay a pending action "is incidental to its inherent power to control the disposition of the causes on its docket with economy of time and effort for itself, for counsel, and for litigants." Landis v. North America Co., 299 U.S. 248, 254 (1936). Thus, a district court has broad discretionary power to stay proceedings. See Schwarz v. Prudential-Bache Securities, Inc., Civ.A.No. 90-6074, 1991 WL 137157, at *1 (E.D. Pa. July 19,
1991); Bechtel Corp. v. Local 215, Laborers' Int'l Union, 544 F.2d 1207, 1215 (E.D. Pa. 1976). Here, the movants propose that the Court approve a procedure whereby plaintiff-specific stays automatically will be implemented upon the filing by the participating law firm and Wyeth of a "Joint Motion to Stay Proceedings to Permit Settlement Negotiations," in substantially the form attached hereto as Exhibit D. The form is an important part of the settlement framework. It is designed to be filed each time a particular plaintiffs' law firm agrees to participate in the Proposed Settlement Process, and will result, under the proposed mechanism, in a self-implementing stay of proceedings in the cases identified therein. Thus, the proposed mechanism will relieve the parties of the need to repeatedly file motions requesting individual case-by-case stay determinations from the Court.

      Furthermore, the self-implementing stays contemplated by the present motion are narrowly tailored to the needs of the Proposed Settlement Process. The stay mechanism would apply only to form motions filed on or before February 21, 2005. Moreover, the stays would be initiated only where a particular plaintiffs' firm has indicated, by signing one of the letters attached as Exhibits A and B to this memorandum, that it will recommend participation in the Proposed Settlement Process to all of its Diet Drug clients. These stays would continue until such time as: (i) all claims are resolved and dismissed with prejudice; or (ii) either party to an individual stay motion provides notice to the Court, with copy to the other party to that motion, that the settlement process was unsuccessful and the stay should be lifted; or (iii) Wyeth provides notice to the Court that it has decided not to proceed with the Proposed Settlement Process. In the latter two instances, all pertinent stays would be lifted and stayed proceedings resumed thirty (30) days thereafter, with such adjustments to scheduling orders as the Court deems appropriate.

III.  CONCLUSION

      For the reasons set forth herein, movants respectfully request that this Court issue an order substantially in the form provided herewith that approves the proposed stay procedure and, upon filing of the Joint Motion to Stay Proceedings to Permit Settlement

Negotiations, grants the relief requested to all firms who elect to recommend that their respective clients participate in the Proposed Settlement Process.

                                                         Respectfully submitted,

COUNSEL FOR WYETH

/S/ RICHARD KORNYLAK
---------------------------
Peter L. Zimroth                              Robert D. Rosenbaum
ARNOLD & PORTER LLP                           Daniel S. Pariser
399 Park Avenue                               Lawrence M. Reich
New York, NY  10022-4690                      Richard Kornylak
(212) 715-1010                                ARNOLD & PORTER LLP
                                              555 12th Street, NW
                                              Washington, DC  20004
                                              (202) 942-5862

Michael T. Scott                              Ellen K. Reisman
REEDSMITH LLP                                 ARNOLD & PORTER LLP
2500 One Liberty Place                        777 S. Figueroa Street, Suite 4400
Philadelphia, PA  19103-7301                  Los Angeles, CA  90017
(215) 851-8248                                (213) 243-4111

Orran L. Brown
BROWNGREER PLC
115 South 15th Street
Suite 400
Richmond, VA  23219
(804) 521-7201

CFC

___________________________________           __________________________________
Jerry Alexander                               Wayne R. Spivey
ALEXANDER & ASSOCIATES, P.C., L.L.O.          SHRAGER, SPIVEY & SACHS
619 North 90th Street                         Two Commerce Square
Omaha, NE  68114                              2001 Market Street, 32nd Floor
(402) 390-9339                                Philadelphia, PA  19103
                                              (215) 568-7771

___________________________________
Ellen A. Presby
BARON & BUDD, P.C.
3102 Oaklawn Blvd.
Suite 1100
Dallas, Texas  75219
(214) 521-3605

Dated: January 18, 2005

                             CERTIFICATE OF SERVICE

      The undersigned hereby certifies that true and correct copies of the foregoing Joint Motion of Wyeth and Claims Facilitating Committee Pursuant to New Settlement Process to Approve Proposed Stay Procedure in Diet Drug Cases, Memorandum in Support, and proposed Pretrial Order were served this 18th day of January 2005 via first class mail, postage pre-paid upon counsel appearing on the attached Service List and Supplemental Service List.

      The Joint Motion, Memorandum in Support and proposed Pretrial Order have been filed electronically and are available for viewing and downloading from the ECF system.

                                                            /S/ RICHARD KORNYLAK

Dated: January 18, 2005

                                  SERVICE LIST

Richard L. Scheff, Esquire                    Andrew A. Chirls, Esquire
Montgomery, McCracken, Walker & Rhoads, LLP   Robyn D. Kotzker, Esquire
123 South Broad Street, Avenue of the Arts    Wolf Block Schorr and Solis-Cohen, LLP
28th Floor                                    1650 Arch Street, 22nd Floor
Philadelphia, PA 19109                        Philadelphia, PA  19103-2097
215-772-1500 (p)                              215-977-2000 (p)
215-772-7502 (direct dial)                    215-977-2472 (direct dial)
215-772-7620 (f)                              215-977-2337 (f)
                                              215-405-2572 (direct fax)

Gregory P. Miller, Esquire                    Arnold Levin, Esquire
Special Discovery Master                      Michael D. Fishbein, Esquire
Miller, Alfano & Raspanti, P.C.               Laurence S. Berman, Esquire
1818 Market Street, Suite 3402                Levin, Fishbein, Sedra and Berman
Philadelphia, PA  19103                       510 Walnut Street, Suite 500
215-972-6400 (p)                              Philadelphia, PA 19106
215-988-1478 (f)                              215-592-1500 (p)
215-981-0082 (f)                              215-592-4663 (f)
                                              (PMC/Class Counsel)

John J. Cummings, III, Esquire                Stanley M. Chesley, Esquire
Cummings, Cummings & Dudenhefer               Waite, Schneider, Bayless, Chesley Co., L.P.A.
416 Gravier Street                            1513 Central Trust Tower
New Orleans, LA 70130                         Fourth & Vine Streets
504-586-0000 (p)                              Cincinnati, OH  45202
504-522-8423 (f)                              513-621-0267 (p)
(PMC/Class Counsel)                           513-621-0262 (f)
                                              (PMC/Class Counsel)

Roger P. Brosnahan, Esquire                   Elizabeth J. Cabraser, Esquire
Law Offices of Roger P. Brosnahan             Leiff, Cabraser & Heimann
116 Center Street                             Embarcadero Center West, 30th Floor
Winona, MN 55987                              275 Battery Street
507-457-3000 (p)                              San Francisco, CA 94111
507-457-3001 (f)                              415-956-1000 (p)
(PMC)                                         415-956-1008 (f)
                                              (PMC)

Michael D. Hausfield, Esquire                 William S. Kemp, Esquire
Cohen, Milstein, Hausfield & Toll             Harrison, Kemp & Jones LLP
West Tower , Suite 500                        3800 Howard Hughes Parkway
1100 New York Avenue, NW                      17th Floor
Washington, D.C. 20005-3934                   Las Vegas, NV 89109
202-408-4600 (p)                              702-385-6000 (p)
202-408-4699 (f)                              702-385-6001 (f)
(PMC)                                         (PMC)

Dianne M. Nast, Esquire                       James Michael Papantonio, Esquire
Roda & Nast, P.C.                             Levin, Middlebrooks, Thomas, Mitchell, Green,
801 Estelle Drive                             Echsner, Proctor & Papantonio, P.A.
Lancaster, PA 17601                           316 South Baylen Street
717-892-3000 (p)                              Pensacola, FL 32501
717-892-1200 (f)                              850-435-7000 (p)
(PMC/Class Counsel - Subclass 1a)             850-435-7020 (f)
                                              (PMC)

John M. Restaino, Jr., Esquire                Darryl S. Tschirn, Esquire
Lopez, Hodes, Restaino, Milman & Skikos       Attorney At Law
450 Newport Drive, 2nd Floor                  7825 Fay Avenue, Suite 320
Newport Beach, CA 92660                       La Jolla, CA 92037
949-640-8222 (p)                              858-454-9927 (p)
949-640-8294 (f)                              858-454-0980 (f)
(PMC)                                         (PMC)

Ms. Deborah A. Hyland                         Sol H. Weiss, Esquire
Plaintiffs' Management Committee              Anapol Schwartz Weiss Cohan Feldman & Smalley
Constitution Place                            1900 Delancey Place
325 Chestnut Street, Suite 200                Philadelphia, PA  19103
Philadelphia, PA 19106                        215-735-1130 (p)
215-629-3919 (p)                              215-735-2211 (f)
215-629-3998 (f)                              (Class Counsel)
(PMC)

Richard Lewis, Esquire                        Richard Wayne, Esquire
Cohen Milstein Hausfeld Toll & Toll           Strauss & Troy
1100 New York Avenue, N.W.                    The Federal Reserve Building
Suite 500, West Tower                         150 East 4th
Washington, DC  20005-3934                    Cincinnati, OH  45202-4018
202-408-4600 (p)                              513-261-2120 (p)
202-408-4699 (f)                              513-241-8259 (f)
(Class Counsel -- Subclass 1b)                (Class Counsel -- Subclass 3)

Gene Locks, Esquire                           Mark W. Tanner, Esquire
Locks Law Firm                                Feldman Shepherd & Wohlgelernter
1500 Walnut Street                            1845 Walnut Street, 25th Floor
20th Floor                                    Philadelphia, PA  19103
Philadelphia, PA  19102                       215-567-8300 (p)
215-893-3434 (p)                              215-567-8333 (f)
215-893-3415 (f)                              (Class Counsel -- Subclass 2a)
(Class Counsel)

R. Eric Kennedy, Esquire                      Charles R. Parker, Esquire
Weisman Goldberg Weisman & Kaufman            Hill & Parker
1600 Midland Building                         5200 Memorial, Suite 700
101 Prospect Avenue West                      Houston, TX  77007-8392
Cleveland, OH  44115                          713-868-5581 (p)
216-781-1111 (p)                              713-868-1275 (f)
216-781-6747 (f)                              (Class Counsel)
(Class Counsel -- Subclass 2b)

P. Douglas Sisk, Esquire                      Edward W. Madeira, Jr., Esquire
AHP Settlement Trust                          Pepper Hamilton, LLP
701 Market Street                             Bell Atlantic Building, 34th Floor
Suite 5555                                    1717 Arch Street
Philadelphia, PA 19106                        Philadelphia, PA  19103
(215) 701-3795 (p)                            215-981-4353 (p)
(215) 923-5217 (f)                            215-981-4307 (f)

Peter G. Resnik, Esquire                      Edward S. Weltman, Esquire
McDermott, Will & Emery                       Goodwin Procter, LLP
28 State Street, 34th Floor                   599 Lexington Avenue
Boston, MA  02109-1775                        New York, NY 10022
617-535-4000 (p)                              212-459-7420 (p)
617-535-3800 (f)                              212.355.3333 (f)

J. Clayton Undercofler, Esquire               Karl E. Seib, Jr., Esquire
Saul Ewing LLP                                Patterson Belknap Webb & Tyler LLP
Centre Square West, 38th Floor                1133 Avenue of the Americas
1500 Market Street                            New York, NY  10035
Philadelphia, PA  19102                       212-336-2000 (p)
215-972-7777 (p)                              212-336-2222 (f)
215-972-1927 (f)

Bruce S. Haines, Esquire                      Ellen A. Presby, Esquire
Hangley Aronchick Segal & Pudlin, P.C.        Baron & Budd, P.C.
One Logan Square, 27th Floor                  3102 Oak Lawn Avenue
Philadelphia, PA  19103-6933                  Dallas, TX 75215
215-568-6200 (p)                              214-521-3605 (p)
215-568-0300 (f)                              214-520-1181 (f)

Kip A. Petroff, Esquire                       George M. Fleming, Esquire
Petroff & Associates                          Fleming & Associates, LLP
3838 Oak Lawn Avenue                          1330 Post Oak Boulevard
Dallas, TX 75219                              Suite 3030
214-526-5300 (p)                              Houston, TX
214-526-5354 (f)                              713-621-7944 (p)
                                              713-621-9638 (f)

Edward F. Blizzard, Esquire                   Michael J. Miller, Esquire
Blizzard, McCarthy &, LLP                     Miller & Associates
440 Louisiana, Suite 1710                     105 N. Alfred Street
Houston, TX 77017-5001                        Alexandria, VA 22314
713-844-3750 (p)                              703-519-8080 (p)
713-844-3755 (f)                              703-519-8084 (f)

                                              Jerry Alexander, Esquire
Robert C. Buck, Esquire                       Alexander & Associates, P.C. L.L.O.
Childers, Buck & Schlueter, LLP               Historic Inns of Court Building
260 Peachtree Street, NW                      619 N. 90th Street
Suite 1601                                    Omaha, NE 68114
Atlanta, Georgia 30303                        402-390-9339 (p)
404-419-9500 (p)                              402-390-9383 (f)
404-419-9501 (f)

Rebecca Arch, Esquire                         Robert E.J. Curran, Esquire
Ashcraft & Gerel, LLP                         Curran & Byrne, P.C.
Suite 400                                     606 E. Baltimore Pike
2000 L. Street                                P.O. Box 30
Washington, D.C. 20036                        Media, PA 19063
202-783-6400 (p)                              610-565-4322 (p)
202-416-6392 (f)                              610-565-9531 (f)

Wayne Spivey, Esquire                         Abraham C. Reich, Esquire
Shrager, Spivey, Sachs & Weinstock            Stephanie Resnick, Esquire
Two Commerce Square                           Fox, Rothschild, O'Brien & Frankel, LLP
32nd Floor                                    2000 Market Street
Philadelphia, PA 19103                        10th Floor
215-568-7771 (p)                              Philadelphia, PA 19103-3291
215-568-7495 (f)                              215-299-2090 (p)
                                              215-299-2150 (f)

Paul J. Napoli, Esquire                       Michael Y. Saunders, Esquire
Mario D'Angelo, Esquire                       Theresa A. Lynn, Esquire
Hariton & D'Angelo in association with        Helm, Pletcher, Bowen & Saunders, LLP
Napoli, Kaiser & Bern, LLP                    2929 Allen Parkway, Suite 2700
3500 Sunrise Highway, Suite T-207             Houston, TX 77019
Great River, NY 11739                         713-522-4550 (p)
800-683-0852 (p)                              713-834-3195 (f)
212-513-7320 (f) for Mr. Napoli
631-224-9247 (f) for Mr. D'Angelo

B. Ray Zoll, Esquire                          William R. Robb, Esquire
Zoll & Tycksen, L.C.                          Aleshire, Robb & Sivils P.C.
5300 South 360 West, Suite 360                905 St. Louis, Suite 1600
Murray, UT 84123                              Springfield, MO 65806
801-685-7800 (p)                              417-869-3737 (p)
801-685-7808 (f)                              417-869-5678 (f)

Michael D. Hepperly, Esquire                  Richard D. Vandever, Esquire
Michael D. Hepperly Law Office, Chtd.         Richard D. Vandever, LLC
310 W. Central, Suite 103                     9229 Ward Parkway, Suite 107
Wichita, KS 67202                             Kansas City, MO 64114
316-267-5330 (p)                              816-523-2205 (p)
316-267-6589 (f)                              816-523-8258 (f)

W. Dirk Vandever, Esquire                     Paul S. Obetz, Esquire
The Popham Law Firm, P.C.                     Bartimus, Frickleton, Robertson & Obetz, PC
323 W. 8th Street                             11150 Overbrook Road, Suite 200
Kansas City, MO 64105                         Leawood, KS 66211
816-221-2288 (p)                              913-266-2300 (p)
816-221-3999 (f)                              913-266-2366 (f)

Brian K. Balser, Esquire                      David G. Summers, Esquire
Brian K. Balser Co., LPA                      Aaron C. Johnson, Esquire
5311 Meadow Lane Court, Suite 1               717 Thomas Street
Elyria, OH 44035                              Weston, MO 64098
440-934-0044 (p)                              816-640-9940 (p)
440-934-0050 (f)                              816-386-9927 (f)

Lon Walters, Esquire                          Steve Stewart, Esquire
The Oldham Building                           Levin & Krasner, P.C.
105 E. 5th Street                             500 Summit Tower
Suite 401                                     Eleven Greenway Plaza
Kansas City, MO 64106                         Houston, TX 77046-1196
816-472-1400 (p)                              713-877-1600 (p)
816-472-4433 (f)                              713-439-1600 (f)

William P. Bryan, Esquire                     J. Scott Bertram, Esquire
1346 Main Street                              The Bertram Law Firm
Baton Rouge, LA 70802                         9229 Ward Parkway, Suite 107
225-445-2781 (p)                              Kansas City, MO 64114
225-344-0011 (f)                              816-523-2205 (p)
                                              816-523-8258 (f)

Timothy M. Bates, Esquire                     James W. Jeans, Esquire
Slakter Law Firm, LLP                         2619 West 6th Street, Suite D
7502 Greenville Avenue, Suite 500             Lawrence, KS 66049
Dallas, TX 75231                              785-842-1138 (p)
214- 890-9275 (p)                             785-865-2966 (f)
214-890-9279 (f)

Stephen A. Cor, Esquire                       Scott B. Frenkel, Esquire
Thomas E. Mellon, Esquire                     Frenkel & Frenkel, LLP
Mellon, Webster & Shelly                      5489 Blair Road, Suite 200
87 North Broad Street                         Dallas, TX 75231-4150
Doylestown, PA 18901                          214-333-3333 (p)
215-348-7700 (p)                              214-265-9360 (f)
215-340-0171 (f)

McKay Chadwell, PLLS                          Eric N. Roberson, Esquire
600 University Street, Suite 1601             The Law Office of Patrick J. Mulligan, P.C.
Seattle, WA 98101                             2911 Turtle Creek Blvd., Suite 900
206-233-2800 (p)                              Dallas, TX 75219
206-233-2809 (f)                              214-219-9779 (p)
                                              214-520-8789 (f)

Michael L. Hodges, Esquire                    Kent Clay, Esquire
13420 Sante Fe Trail Drive                    Clay & Crow
Lenexa, KS 66215                              12222 Merit Drive, Suite 1710
913-888-7100 (p)                              Dallas, TX 75251
913-888-7388 (f)                              972-980-4081 (p)
                                              972-980-4099 (f)

John E. Williams, Esquire
Williams Bailey Law Firm
8441 Gulf Freeway, Suite 600
Houston, TX 77017-5001
713-230-2200 (p)
713-643-6226 (f)

                            SUPPLEMENTAL SERVICE LIST

John Arthur Eaves, Esquire                    Joseph L. Tucker, Esquire
John Arthur Eaves, Jr., Esquire               K. Stephen Jackson, PC
Eaves Law Firm                                Black Diamond Building
105 North State Street                        2229 First Avenue North
Jackson, MS 39201                             Birmingham, AL 35203
601-355-7770 (p)                              205-252-3535 (p)
601-355-7776 (f)                              205-252-3536 (f)

Merrida Coxwell, Esquire                      Scott McKnight, Esquire
Coxwell & Associates, PLLC                    Cort DeHart, Esquire
500 State St.                                 Craig Crockett, Esquire
Jackson, MS 39201                             McKnight, DeHart & Crockett, LLP
601-948-1600 (p)                              1320 South University Dr., Suite 804
601-948-7097 (f)                              Forth Worth, TX 76107
                                              817-810-0400 (p)
                                              817-810-0499 (f)

Jesse F. Ferrer, Esquire                      Lynn Seithel Jekel, Esquire
Joe Poirot, Esquire                           Motley Rice, LLC
Ferrer, Poirot & Wansbrough, PC               28 Bridgeside Blvd.
2603 Oak Lawn Ave.                            Mount Pleasant, SC 29464
Dallas, TX 75219                              843-216-9134 (p)
214-523-0201 (p)                              843-216-9430 (f)
214-522-3804 (f)

Mark Goldberg, Esquire                        James A. Morris, Jr., Esquire
Deborah Kerr, Esquire                         Provost & Umphrey LLP
Goldberg & Osborne                            P.O. Box 4905
915 West Camelback Rd.                        Beaumont, TX 77704
Phoenix, AZ 85013                             409-835-6000 (p)
602-234-1111 (p)                              409-838-8888 (f)
602-808-6799 (f)

C. L. Mike Schmidt, Esquire                   James D. Shannon, Esquire
The Schmidt Firm                              Renee C. Harrison, Esquire
8401 North Central Expressway, Suite 880      Cheryl M. Lang
Dallas, TX 75225                              Elise B. Munn, Esquire
214-521-4898 (p)                              Shannon Law Firm, PLLC
214-521-9995 (f)                              100 West Gallatin St.
                                              Hazlehurst, MS 39083
                                              601-894-2202 (p)
                                              601-894-5033 (f)

Thomas N. Thurlow, Esquire                    Carroll Ingram, Esquire
Robert Barringer, Esquire                     Ingram & Associates, PLLC
Thurlow & Associates, PC                      211 South 29th Avenue
2300 Lyric Centre Building                    Hattiesburg, MS 39401
440 Louisiana St., Suite 1200                 601-261-1385 (p)
Houston, TX 77002                             601-261-1393 (f)
713-224-2057 (p)
713-237-0184 (f)

Schlichter, Bogard & Denton                   Franklin D. Azar & Associates
100 South 4th Street, Suite 900               14426 East Evans Avenue
Saint Louis, MO 63102                         Aurora, CO 80014
314-621-6115 (p)                              303-757-3300 (p)
314-621-7151 (f)                              303-757-3206 (f)

Steven L. Friedman, Esquire                   Mark A. Buck, Esquire
John J. Higson, Esquire                       Fairchild & Buck, PA
Dilworth Paxson, LLP                          5851 S.W. 29th Street
3200 Mellon Bank Center                       Topeka, KS 66614
1735 Market Street                            785-235-2200 (p)
Philadelphia, PA 19103                        785-235-8950 (f)
215-575-7000 (p)
215-575-7200 (f)

Mike O'Brien, PC                              Michael P. McGartland, Esquire
1330 Post Oak Boulevard, Suite 2960           McGartland & Borchardt
Houston, TX 77056                             University Center 1, Suite 500
713-222-0088 (p)                              1300 South University Drive
713-222-0888 (f)                              Fort Worth, TX  76107
                                              817-332-9300 (p)
                                              817-332-9301 (f)

Gary D. McCallister & Associates              Ronald M. Meneo, Esquire
29 South LaSalle Street, Suite 1210           Early, Ludwick, Sweeney, LLC.
Chicago, IL  60603                            One Century Tower
312-345-0611 (p)                              265 Church Street, 11th Floor
312-345-0612 (f)                              P.O. Box 1866
                                              New Haven, CT 06508-1866
                                              203-777-7799 (p)
                                              203-785-1671 (f)

Kimberly L. Woodland, Esquire                          Riley L. Burnett, Jr., Esquire
Love, Willingham, Peters, Gilleland & Manyak, LLP      Johnson, Burnett & Chang, LLP
Bank of America Plaza                                  5005 Roverway, Suite 250
600 Peachtree Street NE, Suite 2200                    Houston, TX  77056-3017
Atlanta, GA  30308                                     713-626-9336 (p)
404-607-0100 (p)                                       713-626-3394 (f)
404-607-0465 (f)

A. Craig Eiland, PC                                    Fibich, Hampton, Leebron & Garth, LLP
2423 Market Street, Suite 1                            1401 McKinney, Suite 1800
Galveston, TX 77550                                    Houston, TX 77010
409-763-3260 (p)                                       713-751-0025 (p)
409-763-8154 (f)                                       713-751-0030 (f)

Euler Law Offices, LLP                                 Barker, Leon, Fancher, & Matthys, LLP
137 S. Main                                            555 North Carancahua, Suite 1200
P.O. Box 326                                           Tower II
Troy, KS 66087                                         Corpus Christi, TX 78478
785-985-3561 (p)                                       361-881-9217 (p)
785-985-2322 (f)                                       361-882-9437 (f)

Cynthia K. Garrett, Esquire                            Tony Martinez, Esquire
Cynthia K. Garrett Law Firm                            Martinez, Barrera y Martinez, LLP
P.O. Box 9250                                          1201 East Van Buren
Tulsa, OK 74157                                        Brownsville, TX 78520
918-584-0070 (p)                                       956-546-7159 (p)
918-584-4342 (f)                                       956-544-0602 (f)

Keith M. Jensen, Esquire                               Paul K. Loyacono, Esquire
Law Office of Keith M. Jensen                          Verhine & Verhine, PLLC
514 E. Belknap                                         1015 Adams Street
Fort Worth, TX  76102                                  Vicksburg, MS 39181
817-334-0762 (p)                                       601-638-8282 (p)
817-334-0110 (f)                                       601-638-8296 (f)

O'Quinn, Laminack & Pirtle                             Davis, Saperstein & Solomon, P.C.
2300 Lyric Centre Building                             375 Cedar Lane
440 Louisiana Street                                   Teaneck, NJ 07666
Houston, TX 77002                                      201-907-5000 (p)
713-223-1000 (p)                                       201-692-0444 (f)
713-222-6903 (f)

Randall W. Morley, Esquire                             Michael Heygood, Esquire
The Law Offices of Randall W. Morley                   Heygood, Orr & Reyes, LLP
315 North Broadway                                     909 Lake Carolyn Parkway, Suite 1700
North Little Rock, AK 72114                            Irving, TX 75039
501-372-4314 (p)                                       214-526-7900 (p)
501-375-3045 (f)                                       214-526-7910 (f)

David Siegel, Esquire                                  N. Albert Bacharach, Jr., Esquire
Susman Godfrey                                         Law Offices of  N. Albert Bacharach, Jr., Esquire
1000 Louisiana St., Suite 5100                         115 NE 6th Ave.
Houston, TX 77002-5096                                 Gainesville, Florida  32601-3416
713-653-7806 (p)                                       352-378-9859 (p)
713-654-3376 (f)                                       352-338-1858 (f)

W. Lewis Garrison, Jr.
Garrison Scott Gamble & Rosenthal, PC
2224 First Avenue North
Birmingham, AL 35202-1310
205-326-3336 (p)
205-326-3332 (f)

"Expedited Option" Letter

                              _______________, 2005

_________________________, Esq.

[Address]

                         Re: Proposed Settlement Process

Dear:

      As we have discussed, this letter confirms that your law firm, the ___________________ law firm (the "Firm"), would be interested in entering into a settlement process (the "Proposed Settlement Process") with Wyeth as described below.

      Capitalized terms used but not otherwise defined in this letter shall have the meanings ascribed to them in the Nationwide Class Action Settlement Agreement with American Home Products Corporation, dated November 18, 1999, as amended (the "Nationwide Settlement Agreement"). Unless otherwise specified herein, references in this letter to timeliness, time periods within which certain events or actions must have taken place, and eligibility to undertake certain actions shall be in accordance with the terms of the Nationwide Settlement Agreement.

      You understand and agree that, in undertaking these discussions with you, we have not been serving as legal counsel, attorneys, or agents for Wyeth, for you, or for your clients. Similarly, you understand and agree that, unless otherwise agreed to in writing and disclosed to Wyeth, to you, and to your clients, we are not serving as legal counsel, attorneys, or agents for Wyeth, for you, or for your clients in any future discussions with you or Wyeth regarding any possible settlement of your clients' diet drug claims.

      As we discussed, there are, in broad terms, two different settlement processes that you could choose to recommend to your clients: the option summarized below and an alternative "Grid Option," which we described to you. We discussed with you the possible advantages and disadvantages of each option given the nature of your clients' claims and their supporting documentation as you described those to us. You have informed us that you believe that the "Expedited Option" described below is the better option for your clients.

      For the purposes of this letter and the Proposed Settlement Process, the term "Claimants" shall mean all persons who ingested Diet Drugs, or their estates, administrators or other legal representatives, heirs or beneficiaries, and any other persons who have asserted or may assert a right to sue, independently or derivatively, Wyeth, a Released Party, or any party indemnified or defended by Wyeth for any claim relating in any way to the ingestion of Diet Drugs. The term "Claimant" shall exclude any individuals whose claims relating in any way to the ingestion of Diet Drugs have been definitively resolved through litigation, settlement and/or the Nationwide Settlement Agreement.

      You have stated that the Firm will recommend the participation of all Claimants in whose claims the Firm has a financial interest of any kind ("Entire Claims Group") in the Proposed Settlement Process described herein. Those Claimants are listed on Exhibit 1. You understand that as part of the Proposed Settlement Process, you will be required to submit specified data and documentation to Wyeth and to the Claims Facilitating Committee ("CFC")(1) and provide Wyeth and the CFC with a certification of the completeness and accuracy of that documentation and

----------
(1) The members of the CFC are Jerry Alexander, Alexander & Associates, P.C., L.L.O., Wayne Spivey, Shrager, Spivey & Sachs and Ellen Presby, Baron & Budd, P.C.

data. You further understand that, if a settlement agreement is entered into with Wyeth in accordance with the Proposed Settlement Process, Wyeth will pay the Firm a total dollar amount for its Entire Claims Group. Wyeth will calculate that total dollar amount taking into account the considerations described below. You have stated that you will comply with all applicable laws and rules of legal ethics in making full, appropriate and accurate disclosures to Claimants concerning the terms of any eventual settlement offer from Wyeth, and you understand that neither Wyeth nor the CFC has any responsibility in this regard. You will agree to make appropriate disclosures to Claimants concerning the terms of the settlement with Wyeth, the manner of distribution of the funds and any other information required to be disclosed to individual Claimants, and such disclosures will be included in the Releases required to be furnished pursuant to this agreement.

      Except as otherwise stated in this letter, the CFC will not charge you any fee for the services it has provided and will provide you. We have informed you that we have reached an agreement with Wyeth under which, if we are successful in putting together a sufficiently large group of claims that are settled under the Proposed Settlement Process, and subject to approval by the U.S. District Court for the Eastern District of Pennsylvania (the "Court"), Wyeth will deposit in an escrow account administered by the Court ("Administrative Fee Account") an amount equal to 2% of the gross value of all settled claims in Groups A and B (as those groups are defined below), up to a maximum of $30,000,000 in the aggregate. The CFC may apply to the Court for awards of fees and expenses to be paid from this escrow account for its negotiation and administrative services. Any such award made by the Court will not in any way affect the terms or amount of any recovery that you would obtain for your Claimants under a future settlement agreement with Wyeth pursuant to this Proposed Settlement Process. A copy of our letter to Wyeth reflecting the terms of that agreement is attached hereto as Exhibit 2.

I. PARTICIPATION. If the Firm chooses to participate in the Proposed Settlement Process by executing this letter and delivering it to the CFC, it agrees to recommend participation to all Claimants in its Entire Claims Group.

II. CATEGORIZATION OF CLAIMS. Each Claimant in the Entire Claims Group will be categorized by Wyeth into one of the following groups:

      A. Group A: Claimants (other than Claimants described in Section II.C(iv)) who:

            (i) were eligible to file Intermediate Opt-Out or Back-End Opt-Out ("IOO/BEOO") forms pursuant to Sections IV.D.3 and IV.D.4 of the Nationwide Settlement Agreement; and

            (ii)  have timely filed procedurally-valid IOO/BEOO forms; and

            (iii) have timely filed lawsuits (as provided in Sections IV.D.3 and
                  IV.D.4 of the Nationwide Settlement Agreement), which lawsuits have not yet been dismissed with prejudice or had a judgment entered on the merits; and

            (iv) have a timely echocardiogram indicating at least an FDA Positive condition (as provided in Sections IV.D.3 and IV.D.4 and Section I.22.b of the Nationwide Settlement Agreement) (hereinafter referred to as "FDA Positive Diagnosis").

      B.    Group B: Claimants who have filed IOO/BEOO forms but:

            (i)   have not timely filed lawsuits; or

            (ii)  do not have an FDA Positive Diagnosis; or

            (iii) whose IOO/BEOO filings have material procedural and/or substantive deficiencies.

      C. Group C: Claimants:

            (i) who have PPH as defined in Section I.46 of the Nationwide Settlement Agreement; or

            (ii)  who have bacterial endocarditis; or

            (iii) who are Initial Opt-Outs; or

            (iv) who would qualify for Group A and in addition have had actual valve surgery or have claims involving death secondary to valvular heart disease; or

            (v) whose claims are the subject of a judgment on the merits or a determination of ineligibility to exercise an IOO or BEOO, for which timely appeals have been filed and are currently pending; or

            (vi)  who do not qualify for either Group A or B.

III.  TERMS OF PAYMENT.

      A. The Firm shall recommend to all Group A, B and C Claimants in its Entire Claims Group that they participate in the Proposed Settlement Process. The Firm will provide a certification, in the form attached as Exhibit 3, to Wyeth warranting that it has recommended the participation of all Claimants in the Entire Claims Group.

      B. If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process and the other conditions to payment set forth herein have been satisfied or waived by Wyeth:

            (i) Wyeth will pay to the Firm a sum equal to $20,000 times the number of all Group A Claimants who have provided appropriate Releases;

            (ii) Wyeth will pay to the Firm an additional sum equal to $2,000 times the number of all Group B Claimants who have provided appropriate Releases;

            (iii) Wyeth will pay to the Firm an amount equal to the sum of the negotiated settlement amounts agreed to between Wyeth and the Firm with respect to all Group C Claimants who have provided appropriate Releases; and

            (iv) A Group A Claimant whose Supporting Documentation indicates that he/she has an FDA Positive Diagnosis will receive the following surgery guarantee: if the Claimant has actual heart surgery performed via a thoracotomy procedure on or before March 31, 2010 to repair or replace the mitral and/or aortic valve that had an FDA Positive Diagnosis, he/she will receive an additional payment of $100,000 from Wyeth. Such payment shall be made no later than 30 days after such Claimant notifies Wyeth that the valve surgery has occurred on the relevant valve and Wyeth is provided with an operative report evidencing the valve surgery. Such notice and records shall be sent to Wyeth in care of the BrownGreer law firm.

      C. The determination of whether a Claimant is a Group A Claimant or a Group B Claimant will be based upon a review of the report of the original reading of the echocardiogram upon which the Claimant relies, prepared at or near the time the echocardiogram was conducted ("original read"), without audit of echocardiogram tapes. If the original read of the echocardiogram is not clear as to whether the Claimant has an FDA Positive Diagnosis, the report will be read as indicating the lower level of regurgitation (e.g., a "mild to moderate" will be read to be "mild"). However, in that situation, the Claimant may elect, at the Claimant's expense, a neutral review of the echo tape or disk by a cardiologist agreeable to both parties. If a neutral review is chosen, the results of said review will be binding even if the results of said review are such that the Claimant no longer qualifies in Group A based on a lower level of regurgitation.

      D. As we discussed, at your request the CFC is available to assist you with the negotiation of your Group C claims for a fee to be paid by you pursuant to a separate agreement, if certain conditions are met including, but not necessarily limited to, your agreement that your Claimant disclosure documents for this settlement will be subject to CFC approval. Any fees paid to the CFC for such Group C negotiations will be credited toward the $30,000,000 cap on the amounts to be deposited by Wyeth into the Administrative Fee Account, as set forth in the letter attached hereto as Exhibit 2.

      E. If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process and the other conditions to payment set forth herein have been satisfied or waived by Wyeth, the Firm will receive a total settlement amount (the "Total Settlement Amount") from Wyeth for the settlement of its Entire Claims Group (except as otherwise expressly provided herein). The Firm will have sole responsibility for determining and distributing the portion of the Total Settlement Amount to be received by each of its Claimants and will distribute such portion to each such Claimant. The Firm shall be solely responsible for any errors in determining and distributing the portion of the Total Settlement Amount to be received by each of its Claimants. The Firm will provide the CFC and the Escrow Agent (as defined below) a copy of the Anticipated Distribution List reflecting the quantum to be received by each Claimant in the Entire Claims Group as set forth in
            Section V.

      F. No settlement with the Firm will be final, and Wyeth shall have no obligation to make any payments pursuant to this Proposed Settlement Process until:

            (i) the receipt and evaluation by Wyeth of the Required Documentation submitted by the Firm for its Entire Claims Group;

            (ii) the completion of negotiations and agreement between the Firm and Wyeth with respect to all of the Firm's Group C Claimants;


            (iii) the execution and delivery of a final settlement agreement between Wyeth and the Firm on behalf of its clients; and

            (iv) the receipt by Wyeth from the Firm of duly executed Releases for all Claimants in the Entire Claims Group (subject to the exceptions set forth in Section III.H of this letter), certifications from the Firm in the forms attached hereto as Exhibits 3-6 and 10, any applicable executed "Tender of Payment to the MDL 1203 Fee and Cost Account" forms, and all bank account and wire transfer information necessary for the Escrow Agent (as defined below) to effectuate payment to the Firm.

      G. Following the satisfaction of the conditions set forth in Section III.F of this letter, including receipt by Wyeth of the Required Releases from the Claimants and certifications from the Firm, in each case duly executed by the appropriate person(s), Wyeth will deposit with an escrow agent (the "Escrow Agent") an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect of all Claimants who have duly executed and delivered Releases (to be calculated as described in paragraphs H
            (iii) and (v) below). Such deposit shall be made pursuant to an escrow agreement (the "Escrow Agreement") to be entered into among Wyeth, the Firm and the Escrow Agent, upon mutually acceptable terms and conditions.

      H. The portion of the Total Settlement Amount corresponding to each Claimant which has been deposited with the Escrow Agent pursuant to the preceding paragraph shall be released upon Wyeth's receipt from the Firm of an executed dismissal with prejudice with respect to each such Claimant. Upon Wyeth's receipt of an executed dismissal with prejudice with respect to a Claimant or upon Wyeth's confirmation that the Claimant does not have a pending lawsuit, the Escrow Agent shall be instructed to release to the Firm the settlement amount corresponding to such Claimant. The Firm agrees to provide Wyeth with duly executed Releases for all of the Claimants in its Entire Claims Group. If, however, Releases cannot be obtained by the Firm from all of its Claimants, the following provisions shall apply:

            (i)   In the event that the Firm is unable to provide Releases for
                  (a) all of its Claimants in Group C and (b) at least 95% of its Claimants in Group A and (c) at least 95% of its Claimants in Group B with currently pending lawsuits (collectively, "Required Releases"), Wyeth will not be obligated to consummate a settlement with the Firm or any of those Claimants who have duly executed and delivered Releases. In the event that the Firm provides the Required Releases, Wyeth will deposit with the Escrow Agent an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect of Claimants who have duly executed and delivered Releases (to be calculated as described in paragraphs (iii) and (v) below).

            (ii) After Wyeth and the Firm, on behalf of its clients, have signed a settlement agreement setting forth the specific terms of the settlement reached for that Firm's Entire Claims Group, the Firm shall promptly notify Wyeth if any Group C Claimants are unable or refuse to accept the Firm's recommendation to settle and to provide a Release, and shall provide the identity of such Claimant(s). Within ten (10) days of such notification, Wyeth shall notify the Firm whether it is willing to continue to attempt to consummate a settlement with that Firm in accordance with the other terms of this letter for those Claimants who provide Releases.

            (iii) If any Group C Claimant does not provide a Release and Wyeth nonetheless agrees to consummate a settlement with the Firm, the amount to be deducted from the Total Settlement Amount with respect to such Group C Claimant(s) will be negotiated in good faith between Wyeth and the Firm.

            (iv) If the Firm notifies Wyeth that it is unable to obtain Releases for (a) at least 95% of its Claimants in Group A and
                  (b) at least 95% of its Claimants in Group B with currently pending lawsuits, Wyeth may, nonetheless, at its sole discretion, decide to consummate a settlement with the Firm. In that instance, the Firm shall provide Wyeth with notification of the identity of any Claimant(s) who are unable or unwilling to provide Releases. Within 10 days of the Firm's notification to Wyeth that it is unable to obtain such Releases for its Group A Claimants and Group B Claimants, Wyeth shall notify the Firm whether it is willing to consummate a settlement with that Firm in accordance with the other terms of this letter. Notwithstanding the foregoing, if such Releases cannot be provided without the approval of a probate, bankruptcy or other court, the parties will work together in good faith to obtain such Releases, and Wyeth will not unreasonably withhold or delay payment to those Claimants who have provided Releases.

            (v) For each Group A Claimant or Group B Claimant who does not provide a Release where a settlement with the Firm is consummated, the Total Settlement amount to be paid in this instance will be reduced by the greater of: (a) the amount on the Anticipated Distribution List for that Claimant; or (b) $20,000 for a Group A Claimant or $2,000 for a Group B Claimant.

            (vi) As to any Claimants who do not provide executed Releases due to the need for approval by a probate, bankruptcy or other court, which prevents the timely delivery of such Releases, the Firm shall submit to Wyeth adequate documentation of the need for such court approval and shall continue to use its best efforts to obtain Releases from such Claimants.

            (vii) If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process, as to those Claimants who refuse to accept the Firm's recommendation to settle their claims and/or refuse to sign Releases pursuant to the Proposed Settlement Process, to the extent permitted by the equivalent to ABA Model Rule of Professional Conduct 5.6 in the relevant jurisdiction(s), the Firm shall take all necessary steps to disengage and withdraw from representation of such Claimants, whether those Claimants have filed lawsuits or not, and shall disavow any financial interest in or other consideration, direct or indirect, for such claims, unless Wyeth acquiesces in the Firm's continuing to represent those Claimants. Where necessary, the Firm will file motions to withdraw from continuing to represent such Claimants. The Firm will provide Wyeth with a copy of each such motion to withdraw from the representation of Claimants promptly after it has been filed with the appropriate court, and/or will provide any other nonprivileged documents evidencing disengagement from representation of any Claimants. Said motions and/or other documents will affirmatively state that the Firm has waived any fee interest in and any other consideration, direct or indirect, for each Claimant in respect to which it has withdrawn. Such motions must be filed and/or other nonprivileged documents must be provided to Wyeth prior to Wyeth's delivery of payment to the Escrow Agent of the settlement amount for those Claimants represented by the Firm for whom Wyeth has received Releases.

            (viii)The Firm will continue to use its best efforts to obtain
                  Releases from (a) those Claimants who did not provide Releases as a result of the need for approval by a probate, bankruptcy or other court and (b) those Claimants who refused to sign Releases but as to whom Wyeth acquiesced in the Firm's continuing to represent. Upon receipt of Releases for such Claimants by Wyeth, Wyeth will deposit within 10 days with the Escrow Agent an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect to those Claimants. If at any time the Firm notifies Wyeth that, despite its best efforts, Releases for any of the Claimants described in this paragraph cannot be obtained, to the extent permitted by the equivalent to ABA Model Rule of Professional Conduct 5.6 in the relevant jurisdiction(s), the Firm shall take all necessary steps to disengage and withdraw from representation of such Claimants, whether those Claimants have filed lawsuits or not, and shall disavow any financial interest in or other consideration, direct or indirect, for such claims, unless Wyeth acquiesces in the Firm's continuing to represent those Claimants. Where necessary, the Firm will file motions to withdraw from continuing to represent such Claimants. The Firm will provide Wyeth with a copy of each such motion to withdraw from the representation of Claimants promptly after it has been filed with the appropriate court, and/or will provide any other nonprivileged documents evidencing disengagement from representation of any Claimants. Said motions and/or other documents will affirmatively state that the Firm has waived any fee interest in and any other consideration, direct or indirect, for each Claimant in respect to which it has withdrawn.

IV. REQUIRED DOCUMENTATION. The following will constitute "Required Documentation":

      A. All Group A, B and C Claimants must provide Wyeth with the following documentation ("Supporting Documentation"):

            (1)   Proof of Diet Drug use, either:

                  (a) As required by Section VI.C.2.d of the Nationwide Settlement Agreement; or

                  (b) A notarized affidavit in substantially the form attached hereto as Exhibit 7 signed under penalty of perjury by the Claimant and verifying use of Pondimin and/or Redux;

            (2) A report of the original read of the echocardiogram upon which the Claimant relies to establish his/her claim, prepared at or near the time the echocardiogram was conducted;

            (3) Any opt-out forms submitted by the Claimant to the Trust and/or Wyeth, including, but not limited to, all Orange 1, 2 or 3 forms; and

            (4) A copy of all complaints filed by the Claimant that relate to the use of Diet Drugs (if requested by Wyeth).

      B. All Group C Claimants must provide Wyeth with the following additional documentation ("Additional Documentation"):

            (1) All tapes or disks of any echocardiograms performed on the Claimant;

            (2)   All reports in respect thereof;

            (3)   All records relating to cardiac catheterizations;

            (4) As to surgery and death cases, the following relevant medical records:

                  (a) in surgery and death cases, pre-operative, operative, post-operative, and pathology records, if any; and

                  (b) in death cases, the death certificate and autopsy report, if any, and hospitalization records at the time of death; and,

            (5) As to PPH cases, materials that are specified in Paragraph 2 of Pretrial Order No. 2383.

      C. Wyeth has the right to request and the Firm agrees to provide Additional Relevant Documentation for any Group C claim. "Additional Relevant Documentation" shall mean those documents that Wyeth reasonably believes it needs to evaluate the claim.

      D. The Firm must fully and accurately complete the Short Form Claims Data Entry Module ("SFCDEM") on behalf of their respective Claimants. The SFCDEM, along with the Supporting Documentation and any Additional Documentation, will be utilized to categorize Eligible Claimants for purposes of Benefit Determinations. The SFCDEM requires input of Claimant information which includes, but is not limited to, demographic information, and specific echocardiographic findings as to degree of regurgitation of the aortic and mitral valves in order to establish the presence or absence of an FDA Positive Condition. For Group C Claimants, it will also require identification of any instance in which the required approval of a probate, bankruptcy or other court may affect the timely execution of a Release.

      E. The Firm will be required to certify to Wyeth, under penalty of perjury, that all documentation and data provided are to the best of its knowledge complete and accurate.

V.    TIMING.

      All parties in this process agree to use their best efforts to meet the deadlines set forth in the time line below. It is the intent of Wyeth and the CFC that the Proposed Settlement Process will proceed according to the following general time line. However, factors such as the volume and nature of claims, the quality of the data submitted and scheduling difficulties will affect whether these goals realistically can be met. While Wyeth and the CFC are committed to making this process as expeditious as possible, the uncertainties surrounding how this process will work in practice means that flexibility in achieving the timing goals set forth below may be necessary.

                                                                                     RECOMMENDED TIMING GOALS AND TRIGGERING
STEP                                     EVENT                                                       EVENTS
----                                     -----                                                       ------
1.              Wyeth and CFC will file in the MDL a Joint Motion to Approve a
                Procedure for Plaintiffs to Stay Proceedings in Diet Drug Cases
                Pending the Implementation of Settlement Process.

2.              Firm sends this signed letter to the CFC and begins entering
                all data into the SFCDEM.                                            On or before February 15, 2005.

3.              Firm and Wyeth will execute and file joint motions, in the attached form, to stay all discovery and trials in all
                litigation involving all Claimants in the Firm's Entire Claims
                Group. This step requires that the Firm provide Wyeth with sufficient information to identify all Claimants and the courts
                in which lawsuits are pending.                                       Within 5 days of Step 2.

4.              CFC will submit to Wyeth executed copies of letters from all
                participating firms.                                                 On or before February 15, 2005.

5.              Firm will complete data entry into the SFCDEM for its Entire
                Claims Group.  Firm will certify the accuracy of the data.  A copy of the SFCDEM also shall be forwarded to the CFC.  Firm will send Wyeth the Supporting Documentation on Group A, Group
                B and Group C claims.  Firm will certify the accuracy of the
                documentation.                                                       Within 5 days of Step 4.

                                                                                     RECOMMENDED TIMING GOALS AND TRIGGERING
STEP                                     EVENT                                                       EVENTS
----                                     -----                                                       ------
6.              Wyeth will review Step 5 submissions assessing level of
                participation and nature of claims and will notify CFC whether it will begin settlement process. Wyeth will notify Firms, in the form letter (attached hereto as Exhibit 8), that it is willing to begin the settlement process, and will provide a sample Form Release which Wyeth shall use to prepare individual
                Releases.                                                            Within 5 days of Step 5.

7.              Wyeth will contact Firm to arrange a date certain to commence the negotiation of the Group C Claims. Firm understands that commencement of negotiation on that date is contingent on its timely submission of Supporting Documentation and Additional
                Documentation.                                                       Within 5 days of Step 6.

8.              Wyeth shall request any Additional Relevant Documentation in
                support of Group C claims.                                           Within 20 days of Step 5.

9.              Firm shall deliver Additional Documentation to Wyeth for Group
                C claims.                                                            Within 10 days of Step 8.

10.             Wyeth will report to the Firm if Wyeth disagrees with the
                accuracy of the Plaintiffs' SFCDEM and will describe the             Within 20 days of Step 5, unless
                disagreement with particularity for each such Claimant               Wyeth has requested Additional
                represented by the Firm and provide a statement as to whether        Documentation, then within 10 days
                Wyeth places each Claimant in Group A, Group B, or Group C.          of Step 9.
                Wyeth will send individual Releases for each Claimant in the
                Entire Claims Group for whom there is no disagreement.


11.             Wyeth and the Firm will seek to reconcile the disagreements, if any, identified by Wyeth in Step 10. Wyeth will send individual
                Releases on an ongoing basis within 5 days after any
                disagreements are resolved.                                          Within 5 days of Step 10.

12.             Completion of Group C claim negotiations between Wyeth and the
                Firm.                                                                Within 45 days of Step 5.

13.             Firm certifies to Wyeth in substantially the form attached as
                Exhibit 3 that it has recommended to all Claimants in its
                Entire Claims Group that they participate in the Proposed
                Settlement Process.                                                  Within 2 days of Step 12.

                                                                                     RECOMMENDED TIMING GOALS AND TRIGGERING
STEP                                     EVENT                                                       EVENTS
----                                     -----                                                       ------
14.             Firm and Wyeth will sign a settlement agreement setting forth the specific terms of the settlement reached on behalf of its
                clients.                                                             Within 10 days of Step 13.

15.             Firm will provide CFC and the Escrow Agent with the Anticipated
                Distribution List reflecting the amount to be received by each
                Claimant.                                                            Within 10 days of Step 13.

16.             Firm will send Wyeth (i) all Required Releases pursuant to
                Section III of this letter; (ii) any applicable executed
                "Tender of Payment to the MDL 1203 Fee and Cost Account" forms;
                (iii) all check/wire information necessary for the Escrow Agent to effectuate payment to Firm pursuant to Section III.F of this letter; (iv) all required certifications from the Firm
                substantially in the forms attached hereto as Exhibits 3-6 and
                10; and (v) all motions to withdraw from representation of any
                Claimants and/or any other non-privileged documents evidencing
                disengagement of representation of any Claimants.                    Within 20 days of Step 15.

17.             Wyeth will deliver to Escrow Agent payment of the settlement amount with respect to those Claimants for whom Wyeth has
                received duly executed Releases pursuant to Section III.F of this letter and will make appropriate payments to the MDL1203
                Fee and Cost Account.                                                Within 10 days of Step 16.

18.             Upon Wyeth's receipt of an executed dismissal with prejudice, or where Wyeth has confirmed that the Claimant does not have a
                pending lawsuit, with respect to any Claimant for whom a             Within 3 days of receipt by the
                settlement amount has been deposited with the Escrow Agent, the      Escrow Agent of the executed
                Escrow Agent shall be instructed to release to the Firm the          dismissal with prejudice for that
                settlement amount corresponding to that Claimant.                    Claimant.

VI.   DISTRIBUTION AND DISMISSAL.

      A. The division and distribution of the total settlement amount among the Entire Claims Group is the sole responsibility of the Firm.

      B. Neither the CFC nor Wyeth shall be responsible or liable for, or participate in, any distribution determinations whether (i) as between the Firm and its Claimants or (ii) as among any of the attorneys who have a financial interest in such claims or (iii) as among any of the Claimants. The Firm will certify to Wyeth and the CFC that it has complied and will comply with any and all potentially applicable rules of legal ethics including but not limited to the applicable state counterparts of Rule 1.8 of the ABA Model Rules of Professional Conduct. The Firm will also certify that it has made full and accurate disclosures to Claimants, and has made payments consistent with these disclosures and with any representations made to Claimants to secure their participation in this settlement process and to obtain executed Releases from them.

      C. The Firm represents that the appropriate settlement amounts will be distributed to its Claimants promptly and without delay. The Firm agrees and acknowledges, and each Release will provide, that Claimants shall have no recourse against Wyeth or the CFC as a result of the Firm's allocation or distribution of the Total Settlement Amount among the Claimants or otherwise with respect to any portion of the Total Settlement Amount paid by Wyeth (through the Escrow Agent) to the Firm pursuant to this Proposed Settlement Process. Any fund, account, escrow or similar arrangement ("distribution mechanism") that may be created for the purpose of distributing the settlement monies from the Firm to its Claimants or Third-Party Payors (as defined below) shall be established and funded by the Firm, acting as agents for the Claimants, and not by Wyeth or the CFC. The Firm and the Claimants (and not Wyeth or the CFC) shall be the transferors of any funds transferred into any such distribution mechanism. Neither Wyeth nor the CFC shall have any responsibility for the establishment, investment or operation of any such distribution mechanism, and, without limiting the generality of the foregoing, any tax obligations relating to such mechanism or earnings with respect to such mechanism shall be the sole responsibility of the Firm and the Claimants.

      D. The Firm will be responsible for providing to Wyeth an executed dismissal with prejudice for any settling Claimant who has a pending civil action that has not previously been dismissed with prejudice. To the extent that court approval is required to extinguish claims, the Firm will be responsible for seeking and obtaining such approval.

VII.  STAY OF DISCOVERY AND TRIALS.

      Once a Firm has committed, by signing this letter, that it will recommend that its Entire Claims Group participate in this settlement process, Wyeth and the Firm shall within five (5) days execute the joint motion to stay all discovery and trials in litigation involving all Claimants in the Entire Claims Group (attached hereto as Exhibit 9).

VIII. MDL 1203 FEE AND COST ACCOUNT.

      The Firm represents that it is aware of, has reviewed and is required to comply with Pretrial Order Nos. 467, 517, 518, 892, and 2622 entered by the Court in MDL Docket No. 1203 (the "MDL proceeding"). Wyeth is required to deduct an amount equal to either 4% or 6% from the settlement amounts paid in the settlement of certain actions specified therein. If those circumstances apply to any of the claims in the Entire Claims Group, the Firm agrees that Wyeth shall deduct the required amount from the total settlement amount and shall tender the deducted amount to an escrow account (the "MDL escrow account") pursuant to Pretrial Order No. 467. The Firm will deliver to Wyeth a certification in the form attached as Exhibit 10 that, with regard to each Claimant's claim, either (i) no such deduction is required under the terms of Pretrial Order Nos. 467, 517, 518, 892, or 2622 with respect to such Claimant or (ii) the proper amount of such deduction shall be accurately stated in the "Tender of Payment to the MDL 1203 Fee and Cost Account" form which the Firm will complete, execute and deliver to Wyeth for submission in the MDL proceeding. It shall be the sole obligation of the Firm to determine whether such deduction should be made and, if required, the appropriate amount. The Firm shall be solely responsible for any errors in determining the amount of any such deduction and agrees to indemnify and hold Wyeth harmless for any costs, expenses or losses incurred by Wyeth as a result of such erroneous determination, including payment of the difference between any amount deducted and tendered by Wyeth to the MDL escrow account in accordance with the Firm's erroneous determination and the actual amount required to be deducted and tendered pursuant to Pretrial Order Nos. 467, 517, 518, 892, or 2622. Nothing herein will relieve any party hereto of its obligations under these Pretrial Orders.

IX.   CONSORTIUM OR DERIVATIVE CLAIMS.

      Consortium or Derivative Claim of any spouse, child or other individual who has a personal relationship with a Claimant that would permit making a Consortium or Derivative

Claim pursuant to the Nationwide Settlement Agreement or applicable state law shall be governed by the election of the Claimant to participate in this Proposed Settlement Process and shall be extinguished to the same extent as the claims of the Claimant under this Proposed Settlement Process. The Firm shall take all reasonable measures consistent with applicable state law to ensure the extinguishment of such claims. Any spouse who has filed a Consortium Claim shall execute and deliver to Wyeth a Release in the form provided by Wyeth. Wyeth, in its discretion, may require a spouse who has not filed a Consortium Claim to execute and deliver to Wyeth a Release in the form provided by Wyeth. Any person who has joined as a plaintiff, in an action by a Claimant against Wyeth, on the basis of a Derivative Claim shall execute and deliver to Wyeth a Release in the form provided by Wyeth. The Release executed by the Claimant, any Consortium Claimant and any Derivative Claimant shall include the following language: "It is expressly understood and agreed by Claimants that the foregoing release is intended to and does include a release of any wrongful death claim that may be brought in connection with the facts, events and incidents that gave rise to this Civil Action." Amounts paid to the Firm by Wyeth with respect to any Group A, Group B or Group C Claimants who are Diet Drug Recipients shall also satisfy any Consortium or Derivative Claims as to those Diet Drug Recipients.

X.    THIRD-PARTY PAYOR CLAIMS.

      Each Firm and Claimant will agree with Wyeth, as part of any settlement, that all lawful outstanding liens (whether by operation of law or contract) and claims for reimbursement of medical expenses provided, paid for or reimbursed by Medicare or any other governmental entity or program, or by any private insurance carrier or other third-party payor (each, a "Third-Party

Payor"), shall be satisfied out of the settlement amount paid by Wyeth to the Firm (through the Escrow Agent) with respect to such Claimant. The Firm agrees that it will pay any such lawful liens or claims out of such settlement amounts before distributing any portion thereof to its Claimants, and the Firm and each Claimant will indemnify Wyeth and the CFC for any claims against them by any such Third-Party Payor.

                                                  Sincerely,

                                                  _____________________________
                                                  Jerry Alexander
                                                  Ellen A. Presby
                                                  Wayne Spivey

cc:  Peter Zimroth, Esq.
     Orran Brown, Esq.

      I have reviewed the above and agree to recommend to my Entire Claims Group the terms of the Proposed Settlement Process as set forth in this letter and ask that the CFC communicate this to Wyeth immediately. I understand that upon Court approval of the process described in Exhibit 2, Wyeth has agreed to deposit in the Administrative Fee Account an amount equal to 2% of the gross value of each claim in Groups A and B as described above. I understand that the members of the CFC may, from time to time, apply to the Court for an award of fees and expenses from the Administrative Fee Account. I affirm that I have no objection to this process, and will support a motion to the Court to approve this process.

_______________________________
__________________________, Esq. on behalf of _____________________ Firm.

cc:  Peter Zimroth, Esq.
     Orran Brown, Esq.

                      Exhibits for Expedited Option Letter


1.   List of Claimants in whose Claims the Firm has a Financial Interest

2.   CFC Fee Agreement

3.   Affidavit of Recommendation of Proposed Settlement Process

4.   Affidavit Certifying Data

5.   Affidavit of Ethical Compliance

6.   Affidavit of Inability to Obtain Release

7.   Affidavit of Diet Drug Use

8.   Transmittal Letter from Wyeth to Firm

9.   Joint Motion and Draft Order to Stay Discovery

10.  Affidavit Certifying Compliance with MDL Fee and Cost Orders

Douglas Dworkin, Esquire
Vice President and Deputy General Counsel
Wyeth
5 Giralda Farms
Madison, NJ  07940-1027

Dear Mr. Dworkin:

      We have discussed with Wyeth an approach to settling a large number of downstream opt-out claims, as well as other Diet Drug claims. That approach would encompass not only Claimants represented by our respective law firms, but potentially a large number of Claimants being represented by other law firms (each, a "Firm"). We have discussed with Wyeth the terms of such a potential settlement process as set forth in the letters attached as Exhibits A and B (the "Proposed Settlement Process"). We have also discussed the terms of the Proposed Settlement Process with a large number of other Firms, who have reacted favorably to it. If this process is successful, we believe it will be in the interest of our Claimants, in the interest of the Claimants of many other Firms and in the interest of Wyeth, by resolving thousands of Diet Drug claims without the need for further litigation.

      A Claims Facilitating Committee ("CFC") has been established to assist the Firms and Wyeth in implementing the Proposed Settlement Process. The members of the CFC are Jerry Alexander, Alexander & Associates, P.C., L.L.O.; Wayne Spivey, Shrager, Spivey & Sachs and Ellen Presby, Baron & Budd, P.C.. As we have discussed, in serving as CFC, we will be truly independent actors. THAT IS, WHEN ACTING IN THIS CAPACITY, WE ARE NOT SERVING AS COUNSEL, ATTORNEYS OR AGENTS FOR WYETH, FOR ANY FIRM OR FOR ANY CLAIMANT. As CFC,

                                                   Exhibit 2 to Expedited Letter

Douglas Dworkin, Esq.
January 17, 2005
Page 2

in addition to the negotiations leading to this Proposed Settlement Process, we will perform the following functions:

      - Using the form letters attached as Exhibits A and B, we will obtain commitments from Firms representing Claimants that they will recommend to all of the Claimants in their respective Entire Claims Groups that they participate in the Proposed Settlement Process under one of the two options contemplated by the attached letters.

      - To the extent we obtain such commitments, we will deliver them to Wyeth promptly. It will then be up to Wyeth to decide, in its discretion, whether or not to enter into settlement agreements with any of those Firms that are interested in settling with you.

      - We will work with Wyeth and with the relevant Firms to ensure that the processing of their claims and their supporting medical and other documentation proceeds fairly, expeditiously and accurately.

      Wyeth has agreed that, because it is in Wyeth's interest as well as in the interest of Claimants for us to serve this function, Wyeth will, if the process for payment of fees and expenses described in this letter agreement is approved by the Court, establish and maintain with the Escrow Agent an escrow account (the "Administrative Fee Account") to be

Douglas Dworkin, Esq.
January 17, 2005
Page 3

distributed by the U.S. District Court for the Eastern District of Pennsylvania (the "Court") as payment of fees and expenses for negotiation and administrative services that have been and will be provided with respect to this Proposed Settlement Process.

      It is understood that the negotiation and administrative services that we are providing as the CFC are to facilitate a large-scale settlement of the Diet Drug litigation. Accordingly, for those claims that are settled under the Proposed Settlement Process (as described in the attached letters), Wyeth agrees that it will deposit into the Administrative Fee Account an amount equal to 2% of the gross value of settlement amounts paid by Wyeth (through the Escrow Agent) in respect to all Group A and B claims that have been finally settled pursuant to the Proposed Settlement Process (whether under the Grid Option or Expedited Option), up to a maximum of $30,000,000 and subject to reduction as set forth below. The members of the CFC may, from time to time, apply to the Court for an award of fees and expenses from the Administrative Fee Account. To the extent that the Court awards fees and expenses, the Escrow Agent shall pay such fees out of the Administrative Fee Account. Wyeth agrees that any deposits by Wyeth into the Administrative Fee Account and any amounts awarded by the Court as fees and expenses will not in any way affect the terms or amount of any recovery that any Firm would obtain for its Claimants. Unless this letter agreement has been terminated in accordance with its terms or has not been approved by the Court, Wyeth further agrees that Wyeth's obligation to deposit amounts into the Administrative Fee Account will apply to claims that settle as part of an initial large group of claims (the "First Tranche") and,

Douglas Dworkin, Esq.
January 17, 2005
Page 4

if there is an initial large group settlement, also to claims in a subsequent group or groups that settle at a later date, in each case, in accordance with the Proposed Settlement Process and on terms that are substantially the same as those set forth in the attached letters. Wyeth will deposit amounts due to the Administrative Fee Account no later than 10 days after the Escrow Agent shall have made payment to each Firm, in accordance with the Proposed Settlement Process. Wyeth's deposit obligation will arise each time a payment in respect to a Group A or Group B claim is made by the Escrow Agent to a Firm. Our agreement as to the timing of Wyeth's deposits into the Administrative Fee Account will apply to claims settled as part of the First Tranche and any subsequent Tranches, in each case, in accordance with the Proposed Settlement Process.

      Within five business days after Wyeth has notified the CFC that it will go forward with the Settlement Process with those Firms who have submitted letters in the forms attached hereto as Exhibits A and B, Wyeth and the CFC will seek approval by the Court of this letter agreement and the process described herein, including the creation of the Administrative Fee Account and the mechanism for award of fees and expenses from it. If Wyeth decides not to go forward with the Settlement Process or the Court does not approve the process described herein, this letter agreement will be null and void. If the Court approves the process described herein, within three business days after Court approval, Wyeth will deposit $100,000 into the Administrative Fee Account. This $100,000 deposit will be credited against the total deposits that would otherwise become due and payable by

Douglas Dworkin, Esq.
January 17, 2005
Page 5

Wyeth to the Administrative Fee Account under this letter agreement, which credit shall be applied to reduce the amount of any such deposits on a dollar-for-dollar basis until the credit has been extinguished. Immediately upon Wyeth's deposit of the $100,000 into the Administrative Fee Account, application may be made to the Court for reimbursement from such deposit of expenses incurred by CFC members. If the Court does not approve the process described herein, Wyeth will have no obligation to make any deposits into the Administrative Fee Account and the CFC members shall have no obligation to provide the services described herein.

      As you are aware, the CFC has offered to assist Firms in negotiating with Wyeth as to those claims which must be resolved by negotiation in the Proposed Settlement Process (i.e., Group A, Subgroup 3 claims under the Grid Option and Group C claims under each of the Grid Option and the Expedited Option). If a Firm decides to utilize the CFC in these negotiations, the Firm will pay the CFC a fee for its services pursuant to a separate agreement. Any such fees will be credited toward the $30,000,000 cap on the amounts to be deposited by Wyeth into the Administrative Fee Account under this letter agreement.

      The CFC will provide Wyeth and the Escrow Agent a monthly accounting of fees obtained by the CFC directly from participating Firms for services provided by the CFC in negotiating the settlement of such Group A, Subgroup 3 and Group C claims. The Escrow Agent will provide Wyeth, the CFC and the Court with a monthly accounting of the amounts

Douglas Dworkin, Esq.
January 17, 2005
Page 6

deposited by Wyeth into the Administrative Fee Account, the amounts paid by the Escrow Agent from the Administrative Fee Account, the amounts obtained by the CFC directly from participating Firms and the balance in the Administrative Fee Account. When the amounts deposited by Wyeth into the Administrative Fee Account pursuant to this letter agreement, plus the fees and expenses paid to the CFC by Firms in accordance with the immediately preceding paragraph, total $30,000,000 in the aggregate, then Wyeth will have no further obligation to make deposits into the Administrative Fee Account pursuant to the terms of this letter agreement, irrespective of whether Wyeth makes any subsequent payments to any Firm in accordance with the Proposed Settlement Process. Once the $30,000,000 cap is reached, the CFC may continue to generate and collect fees from Firms in accordance with the immediately preceding paragraph.

      This Agreement will terminate at either Wyeth's or the CFC's election, and with 60 days written notice, twenty-four (24) months from February 28, 2005, except with respect to any settlement(s) in the process of being consummated as of that date. Either Wyeth or the CFC shall have the right to terminate this letter agreement, upon written notice to the other and to the Court, in the event that settlements pursuant to the First Tranche are not consummated, or in the process of being consummated, by December 31, 2005. Within fifteen days after any such termination and after Court approval, the Escrow Agent will return to Wyeth any amounts remaining in the Administrative Fee Account that have not been awarded by the Court.

Douglas Dworkin, Esq.
January 17, 2005
Page 7

      Capitalized terms used but not otherwise defined in this letter agreement shall have the meanings ascribed to such terms in the form letters attached hereto as Exhibits A and B.

                                                   Sincerely,

                                                   ____________________________
                                                   Jerry Alexander

                                                   ____________________________
                                                   Ellen Presby

                                                   ____________________________
                                                   Wayne Spivey

AGREED:

___________________________________
Douglas Dworkin
Vice President and Deputy General Counsel
On Behalf of Wyeth

           AFFIDAVIT OF RECOMMENDATION OF PROPOSED SETTLEMENT PROCESS

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. [INSERT NAME OF FIRM] has recommended participation in a Proposed Settlement Process to all Diet Drug Claimants in whose claims this Firm has a financial interest of any kind ("Entire Claims Group"). The identity of the individuals in this Firm's Entire Claims Group is contained in
      Exhibit 1 to the "Proposed Settlement Process" letter dated ___ from the CFC to [THIS FIRM], and data for each of these Claimants has been entered into the CDEM or SFCDEM.

3. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                      Exhibit 3 - Affidavit of Recommendation Settlement Process

                            AFFIDAVIT CERTIFYING DATA

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. The data submitted to Wyeth and the CFC via data entry into the Claims Data Entry Module ("CDEM") or Short Form Claims Data Entry Module ("SFCDEM") and all Required Documentation submitted by [FIRM] to Wyeth and the CFC on behalf of [INSERT NAME OF FIRM's] Claimants and in accordance with this Proposed Settlement Process are accurate and complete to the best of my knowledge.

3. If [INSERT NAME OF FIRM] learns at any time that any data entered into the CDEM or SFCDEM or any Required Documentation is inaccurate or incomplete, [INSERT NAME OF FIRM] will notify the CFC and Wyeth and will provide relevant updated data and/or Required Documentation.

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                           Exhibit 4 - Affidavit Certifying Data

                         AFFIDAVIT OF ETHICAL COMPLIANCE

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. In dividing and distributing the settlement amount among this law firm's settling Diet Drug Claimants, [INSERT NAME OF FIRM] has complied and will comply with any and all potentially applicable rules of legal ethics, including, but not limited to, the applicable state counterparts of Rule
      1.8 of the ABA Model Rules of Professional Conduct.

3. In this regard, [INSERT NAME OF FIRM] has made full and accurate disclosures to its Claimants, and has made payments consistent with these disclosures and with any representations made to such Claimants to secure their participation in this settlement process and to obtain executed Releases from them.

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                     Exhibit 5 - Affidavit of Ethical Compliance

                    AFFIDAVIT OF INABILITY TO OBTAIN RELEASE

Comes now, [INSERT NAME], and hereby states as follows:

1. That I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. That in the case of [INSERT NAME OF CLAIMANT] in [INSERT NAME OF CASE, DOCKET NUMBER] pending before [INSERT NAME OF JUDGE] in [INSERT JURISDICTION] a Release cannot be obtained without obtaining [Probate, Bankruptcy, Other] court approval. [DESCRIBE CIRCUMSTANCES and, if possible, TIMING]

3. That [INSERT NAME OF FIRM] has provided all non-privileged documentation evidencing this need for court approval in its possession to Wyeth.

4. That [INSERT NAME OF FIRM] will continue to use its best efforts to obtain Releases from, or on behalf of, [INSERT NAME OF CLAIMANT].

5. That I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                            Exhibit 6 - Affidavit of Inability to Obtain Release

                           AFFIDAVIT OF DIET DRUG USE

                IN RE: DIET DRUG RECIPIENT: _____________________
                           DATE OF BIRTH: ___________
                     SOCIAL SECURITY NUMBER: ______________

                           AFFIDAVIT OF [INSERT NAME]

Comes now, [INSERT NAME], and hereby states as follows:

1.    That I was prescribed Pondimin (fenfluramine) and/or Redux
      (dexfenfluramine) [Identify Which Drug] by [INSERT PHYSICIAN NAME] at [INSERT PHYSICIAN ADDRESS] on or about [DATE].

2. That I ingested Pondimin and/or Redux [Identify Which Drug] for approximately [INSERT DURATION] and did so in [INSERT YEAR(S) INGESTED].

3. That I filled my prescription(s) for Pondimin and/or Redux [Which one?] at [PHARMACY].

4. That I have attempted to obtain pharmacy/physician/clinic records documenting my use of Pondimin and/or Redux [NEED TO IDENTIFY WHICH] by taking the following steps: [DESCRIBE].

5. That I am unable to acquire my prescription records. I provided the prescription information to my law firm and authorized a search to be made on my behalf for the prescription records. I and/or someone on my behalf made a reasonable effort to obtain the records and notwithstanding that effort I do not have such records.

6. That I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This _______ day of _________________, 2005.

                                                   ____________________________
                                                   NAME OF DIET DRUG RECIPIENT

Subscribed and sworn to me this _________ day of _____________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                          Exhibit 7 - Affidavit of Diet Drug Use

                 DRAFT TRANSMITTAL LETTER FROM WYETH TO LAW FIRM

Dear Law Firm:

      We have been advised by the Claims Facilitating Committee ("CFC") that your firm will recommend that all Diet Drug Claimants in whose claims your firm has a financial interest of any kind ("Entire Claims Group") participate in a Proposed Settlement Process with Wyeth in accordance with the terms set forth in the CFC's letter to your firm of (insert date), a copy of which is attached. This is to notify you that Wyeth is prepared to begin the Proposed Settlement Process with your firm on behalf of your Entire Claims Group.

                                                   Sincerely,

                                                   Orran L. Brown

                                 Exhibit 8 - Draft Transmittal Letter from Wyeth

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

_____________________________________________
                                              )
IN RE DIET DRUGS                              )
(Phentermine/Fenfluramine/Dexfenfluramine)    )    MDL NO. 1203
PRODUCTS LIABILITY LITIGATION                 )
_____________________________________________ )
                                              )
THIS DOCUMENT PERTAINS TO ALL                 )
ACTIONS LISTED ON EXHIBIT A                   )
_____________________________________________

                    MODEL JOINT MOTION TO STAY PROCEEDINGS TO
                         PERMIT SETTLEMENT NEGOTIATIONS

      Defendant Wyeth and the law firm of ______________________, Plaintiffs' Counsel, hereinafter Movants, jointly move for an order staying any and all proceedings related to the plaintiffs identified on the attached Exhibit A. The Movants request that this Stay be entered immediately and continue until such time as all claims are resolved and dismissed with prejudice or until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If such notice is provided by either party, then the Movants agree that all Stays incident to the Court's order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.

      In support of this motion, the Movants aver as follows:

      1. Wyeth and counsel for certain Diet Drug Claimants have engaged in discussions that have resulted in a Proposed Settlement Process that could resolve thousands of lawsuits.

                                          Exhibit 9 - Model Joint Motion to Stay

      2. Plaintiffs' counsel, the law firm of __________, has agreed to enter into settlement discussions in accordance with the Proposed Settlement Process with respect to the plaintiffs identified on Exhibit A hereto.

      3. The proposed Stay will afford an opportunity for the Movants to negotiate the terms of a settlement, while avoiding the time and expense of ongoing litigation in [hundreds/thousands] of individual lawsuits. Absent a Stay, countless hours will be spent taking deposition testimony, responding to discovery requests, and filing, responding to, and arguing motions. Moreover, hundreds or even thousands of depositions will be necessary to meet current discovery deadlines under existing scheduling orders. This risks causing both parties to spend time and money on discovery that the settlement would obviate.

      4. Granting this Stay will avoid the time and expense associated with ongoing litigation and, more importantly, it will permit the Movants to focus their efforts on negotiating and consummating settlements.

      Wherefore, the Movants respectfully request the Court to issue an Order staying the actions identified in Exhibit A hereto until the earlier of such time as the claims are resolved or either Movant advises the Court that the claims will not be resolved.

                                                   Respectfully submitted,

[NOTE: THIS MOTION WILL NEED TO BE ADAPTED TO MEET THE REQUIREMENTS OF EACH STATE.]

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

--------------------------------------------)
IN RE DIET DRUGS                            )
(Phentermine/Fenfluramine/Dexfenfluramine   )   MDL NO. 1203
PRODUCTS LIABILITY LITIGATION               )
--------------------------------------------)
                                            )
THIS DOCUMENT PERTAINS TO ALL               )
ACTIONS LISTED ON EXHIBIT A                 )
--------------------------------------------)


                         PRETRIAL ORDER NO._____________

     AND NOW this _____ day of ___________, 2005, upon consideration of the Joint Motion to Stay Proceedings to Permit Settlement Negotiations filed by Defendant Wyeth and the law firm of __________, Plaintiffs' Counsel, it is hereby ORDERED that said motion is GRANTED. It is further ORDERED that [effective as of the date this Order is entered by the Court], all proceedings as to all plaintiffs identified in the attached Exhibit A to the motion this Order approves are thereafter STAYED. The Stay will continue until such time as all claims are resolved and dismissed with prejudice; or, until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If notice is provided by either party that the Proposed Settlement Process was unsuccessful, then the movants thereto agree that all Stays incident to this Order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.


                                              ----------------------------------
                                              Harvey Bartle III, J.

          AFFIDAVIT CERTIFYING COMPLIANCE WITH MDL FEE AND COST ORDERS

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. [INSERT NAME OF FIRM] is aware of, has reviewed and is required to comply with Pretrial Order Nos. 467, 517, 518, 892 and 2622 entered by the United States District Court for the Eastern District of Pennsylvania in MDL Docket No. 1203.

3. [INSERT NAME OF FIRM] has determined with regard to [INSERT NAME OF CLAIMANT] that [INCLUDE ONE OF THE FOLLOWING: no deduction is required under the terms of Pretrial Orders Nos. 467, 517, 518, 892, or 2622 OR the proper amount of deduction required under the terms of Pretrial Orders Nos. 467, 517, 518, 892, or 2622 is accurately stated in the "Tender of Payment to the MDL 1203 Fee and Cost Account" form.] [NOTE THAT THIS PARAGRAPH NEEDS TO BE DONE FOR EACH CLAIMANT IN THE ENTIRE CLAIMS GROUP]

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                           Exhibit 10 - Affidavit Certifying Compliance with MDL

"Grid Option" Letter

                                 _________, 2005

______________, Esq.

[Address]

                         Re: Proposed Settlement Process

Dear:

      As we have discussed, this letter confirms that your law firm, the ____________________ law firm (the "Firm"), would be interested in entering into a settlement process (the "Proposed Settlement Process") with Wyeth as described below.

      Capitalized terms used but not otherwise defined in this letter shall have the meanings ascribed to them in the Nationwide Class Action Settlement Agreement with American Home Products Corporation, dated November 18, 1999, as amended (the "Nationwide Settlement Agreement"). Unless otherwise specified herein, references in this letter to timeliness, time periods within which certain events or actions must have taken place, and eligibility to undertake certain actions shall be in accordance with the terms of the Nationwide Settlement Agreement.

      You understand and agree that, in undertaking these discussions with you, we have not been serving as legal counsel, attorneys, or agents for Wyeth, for you, or for your clients. Similarly, you understand and agree that, unless otherwise agreed to in writing and disclosed to Wyeth, to you, and to your clients, we are not serving as legal counsel, attorneys, or agents

                                                 Exhibit B to the Memorandum
for Wyeth, for you, or for your clients in any future discussions with you or Wyeth regarding any possible settlement of your clients' diet drug claims.

      As we discussed, there are, in broad terms, two different settlement processes that you could choose to recommend to your clients: the option summarized below and an alternative "Expedited Option," which we described to you. We discussed with you the possible advantages and disadvantages of each option given the nature of your clients' claims and their supporting documentation as you described those to us. You have informed us that you believe that the "Grid Option" described below is the better option for your clients.

      For the purposes of this letter and the Proposed Settlement Process, the term "Claimants" shall mean all persons who ingested Diet Drugs, or their estates, administrators or other legal representatives, heirs or beneficiaries, and any other persons who have asserted or may assert a right to sue, independently or derivatively, Wyeth, a Released Party, or any party indemnified or defended by Wyeth for any claim relating in any way to the ingestion of Diet Drugs. The term "Claimant" shall exclude any individuals whose claims relating in any way to the ingestion of Diet Drugs have been definitively resolved through litigation, settlement and/or the Nationwide Settlement Agreement.

      You have stated that the Firm will recommend the participation of all Claimants in whose claims the Firm has a financial interest of any kind ("Entire Claims Group") in the Proposed Settlement Process described herein. Those Claimants are listed on Exhibit 1. You understand that as part of the Proposed Settlement Process, you will be required to submit specified data and documentation to Wyeth and to the Claims Facilitating Committee

("CFC")(1) and provide Wyeth and the CFC with a certification of the completeness and accuracy of that documentation and data. You further understand that, if a settlement agreement is entered into with Wyeth in accordance with the Proposed Settlement Process, Wyeth will pay the Firm a total dollar amount for its Entire Claims Group. Wyeth will calculate that total dollar amount taking into account the considerations described below. You have stated that you will comply with all applicable laws and rules of legal ethics in making full, appropriate and accurate disclosures to Claimants concerning the terms of any eventual settlement offer from Wyeth, and you understand that neither Wyeth nor the CFC has any responsibility in this regard. You will agree to make appropriate disclosures to Claimants concerning the terms of the settlement with Wyeth, the manner of distribution of the funds and any other information required to be disclosed to individual Claimants, and such disclosures will be included in the Releases required to be furnished pursuant to this agreement.

      Except as otherwise stated in this letter, the CFC will not charge you any fee for the services it has provided and will provide you. We have informed you that we have reached an agreement with Wyeth under which, if we are successful in putting together a sufficiently large group of claims that are settled under the Proposed Settlement Process, and subject to approval by the U.S. District Court for the Eastern District of Pennsylvania (the "Court"), Wyeth will deposit in an escrow account administered by the Court ("Administrative Fee

----------
(1) The members of the CFC are Jerry Alexander, Alexander & Associates, P.C., L.L.O., Wayne Spivey, Shrager, Spivey & Sachs and Ellen Presby, Baron & Budd, P.C.

Account"), an amount equal to 2% of the gross value of all settled claims in Groups A and B (as those groups are defined below), up to a maximum of $30,000,000 in the aggregate. The CFC may apply to the Court for awards of fees and expenses to be paid from this escrow account for its negotiation and administrative services. Any such award made by the Court will not in any way affect the terms or amount of any recovery that you would obtain for your Claimants under a future settlement agreement with Wyeth pursuant to this Proposed Settlement Process. A copy of our letter to Wyeth reflecting the terms of that agreement is attached hereto as Exhibit 2.

I. PARTICIPATION. If the Firm chooses to participate in the Proposed Settlement Process by executing this letter and delivering it to the CFC, it agrees to recommend participation to all Claimants in its Entire Claims Group.

II. CATEGORIZATION OF CLAIMS. Each Claimant in the Entire Claims Group will be categorized by Wyeth into one of the following groups:

      A. Group A: Claimants (other than Claimants described in Section II.C(iv)) who:

            (i) were eligible to file Intermediate Opt-Out or Back-End Opt-Out ("IOO/BEOO") forms pursuant to Sections IV.D.3 and IV.D.4 of the Nationwide Settlement Agreement; and

            (ii)  have timely filed procedurally-valid IOO/BEOO forms; and

            (iii) have timely filed lawsuits (as provided in Sections IV.D.3 and
                  IV.D.4 of the Nationwide Settlement Agreement), which lawsuits have not yet been dismissed with prejudice or had a judgment entered on the merits; and

            (iv) have a timely echocardiogram indicating at least an FDA Positive condition (as provided in Sections IV.D.3, IV.D.4 and
                  Section I.22.b of the Nationwide Settlement Agreement) (hereinafter referred to as "FDA Positive Diagnosis").

      B.    Group B: Claimants who have filed IOO/BEOO forms but:

            (i)   have not timely filed lawsuits; or

            (ii)  do not have an FDA Positive Diagnosis; or

            (iii) whose IOO/BEOO filings have material procedural and/or substantive deficiencies.

      C.    Group C: Claimants:

            (i) who have PPH as defined in Section I.46 of the Nationwide Settlement Agreement; or

            (ii)  who have bacterial endocarditis; or

            (iii) who are Initial Opt-Outs; or

            (iv) who would qualify for Group A and in addition have had actual valve surgery or have claims involving death secondary to valvular heart disease; or

            (v) whose claims are the subject of a judgment on the merits or a determination of ineligibility to exercise an IOO or BEOO, for which timely appeals have been filed and are currently pending; or

            (vi)  who do not qualify for either Group A or B.

      D. Group A Subgroups: Group A consists of the following three Subgroups. (Medical terms are as defined in the Nationwide Settlement Agreement):

                  - Mild AR with < or = Moderate MR
SUBGROUP 1
                  - Moderate MR with < or = Mild AR

                  - Moderate AR

                  - Severe MR

                  - Moderate MR with < or = Mild AR and one or more of these complicating factors:

                        (a)  PASP > 40mm Hg by cath or > 45 mm Hg by echo
SUBGROUP 2
                        (b)  LVEDs > or = 45 mm

                        (c)  EF < or = 50%

                        (d)  LA > or = 4.5 cm (parasternal long axis view)

                  - Severe AR (with or without complications)

                  - Moderate AR with one or both of these complicating factors:

                        (a)  LVEDs > 50 mm or LVEDs > 70mm
SUBGROUP 3
                        (b)  EF < or = 50%

                  - Severe MR with one or more of these complicating factors:

                        (a) PASP > 40mm Hg by cath or > 45 mm Hg by echo

                        (b) LVEDs > or = 45 mm

                        (c) EF < or = 50%

                        (d) LA > or = 4.5 cm (parasternal long axis view)

III.  TERMS OF PAYMENT.

      A. The Firm shall recommend to all Group A, B and C Claimants in its Entire Claims Group that they participate in the Proposed Settlement Process. The Firm will provide a certification, in the form attached as Exhibit 3, to Wyeth warranting that it has recommended the participation of all Claimants in the Entire Claims Group.

      B. If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process and the other conditions to payment set forth herein have been satisfied or waived by Wyeth, Wyeth will calculate a total dollar amount to be paid to the Firm for its Entire Claims Group as follows:

            1. Group A. The Grid attached as Exhibit 11 will be used by Wyeth to calculate the total amount it will pay for all Group A Claimants ("Group A Settlement Amount"), subject to the terms set forth below:

                  (a) Amounts calculated by Wyeth for settling Claimants qualifying on Subgroups 1 and 2 are determined by Medical Condition,

                        Age at Diagnosis (<50; 50-64; 65+), and Duration of Use (<90 days; > or = 90 days). Wyeth's calculations for such Claimants will be based upon a review of the report of the original reading of the echocardiogram (and, where applicable, the cardiac catheterization) upon which the Claimant relies, prepared at or near the time the echocardiogram or cardiac catheterization was conducted ("original read"), without audit of echocardiogram tapes. If the original read of the echocardiogram is not clear as to the Subgroup on which the Claimant may qualify, the report will be read as indicating the lower level of regurgitation (e.g., a "mild to moderate" will be read to be "mild"). However, in that situation, the Claimant may elect, at the Claimant's expense, a neutral review of the echo tape or disk by a cardiologist agreeable to both parties. If a neutral review is chosen, the results of said review will be binding even if the results of said review are such that the Claimant no longer qualifies in the Subgroup based on a lower level of regurgitation.

                  (b) OPTIONAL [At the time it submits its CDEM (defined below), the Firm may offer its Claimants whose Supporting

                        Documentation would place them in Subgroup 3 the opportunity to elect Subgroup 1 payment ("Subgroup 1 Election"). For any Claimants making a Subgroup 1 Election, Wyeth will use the amounts shown on Subgroup 1 on the Grid attached as Exhibit 11 in calculating the Group A Settlement Amount.

                  (c) Except for those Claimants making a Subgroup 1 Election at the time the CDEM is submitted by the Firm,] [T]he total amount to be paid by Wyeth for the Firm's settling Subgroup 3 claims will be subject to negotiation with Wyeth but will be no more than the amount derived from Subgroup 3 on the Grid attached as Exhibit 11.

                  (d) A Group A Claimant whose Supporting Documentation indicates that he/she has an FDA Positive Diagnosis will receive the following surgery guarantee: if the Claimant has actual heart surgery performed via a thoracatomy procedure on or before March 31, 2010 to repair or replace the mitral and/or aortic valve that had an FDA Positive Diagnosis, he/she will receive an additional payment of $100,000 from Wyeth. Such payment shall be made no later than 30 days after such Claimant notifies Wyeth that the valve surgery has occurred on the relevant valve and Wyeth is provided with an operative report evidencing the valve surgery. Such notice and records shall be sent to Wyeth in care of the BrownGreer law firm.

                  (e) The dollar amounts on the Grid are based upon assumptions derived from data from a large sample of claims. Each participating Firm warrants that it will provide, along with an executed copy of this letter, Preliminary Data illustrating how its Claimants are distributed among the Grid. Wyeth's willingness to pay the Grid amounts is based on the assumption that the claims of Claimants who elect to participate in this process will be distributed among the Medical Condition, Age, and Duration of Use categories substantially in accord with the distribution of the Preliminary Data provided by the Firm.

            2. Group B. Wyeth will pay to the Firm an additional sum equal to $2,000 times the number of all Group B Claimants who have provided appropriate Releases.

            3. Group C. Wyeth will pay to the Firm an amount equal to the sum of the negotiated settlement amounts agreed to between Wyeth and the Firm with respect to all Group C Claimants who have provided appropriate Releases.

      C. As we discussed, at your request the CFC is available to assist you with the negotiation of your Group A, Subgroup 3 and Group C claims for a fee to be paid by you pursuant to a separate agreement, if certain conditions are met including, but not necessarily limited to, your agreement that your Claimant disclosure documents for this settlement will be subject to CFC approval. Any fees paid to the CFC for such Group A, Subgroup 3 and Group C negotiations will be credited toward the $30,000,000 cap on the amounts to be deposited by Wyeth into the Administrative Fee Account, as set forth in the letter attached hereto as Exhibit 2.

      D. If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process and the other conditions to payment set forth herein have been satisfied or waived by Wyeth, the Firm will receive a total settlement amount (the "Total Settlement Amount") from Wyeth for the settlement of its Entire Claims Group (except as otherwise expressly provided herein). The Firm will have sole responsibility for determining and distributing the portion of the Total Settlement Amount to be received by each of its Claimants and will distribute such portion to each such Claimant. The Firm shall be solely responsible for any errors in determining and distributing the portion of the Total Settlement Amount to be received by each of its Claimants. The Firm will provide the CFC and the Escrow Agent (as defined below) a copy of the Anticipated

            Distribution List reflecting the quantum to be received by each Claimant in the Entire Claims Group as set forth in Section V.

      E. No settlement with the Firm will be final, and Wyeth shall have no obligation to make any payments pursuant to this Proposed Settlement Process until:

            (i) the receipt and evaluation by Wyeth of the Required Documentation submitted by the Firm for its Entire Claims Group;

            (ii) the completion of negotiations and agreement between the Firm and Wyeth with respect to all of the Firm's Group C and Group A, Subgroup 3 Claimants;

            (iii) the execution and delivery of a final settlement agreement between Wyeth and the Firm on behalf of its clients; and

            (iv) the receipt by Wyeth from the Firm of duly executed Releases for all Claimants in the Entire Claims Group (subject to the exceptions set forth in Section III.G of this letter), certifications from the Firm in the forms attached hereto as Exhibits 3-6 and 10, any applicable executed "Tender of Payment to the MDL 1203 Fee and Cost Account" forms, and all bank account and wire transfer information necessary for the Escrow Agent (as defined below) to effectuate payment to the Firm.

      F. Following the satisfaction of the conditions set forth in Section III.E of this letter, including receipt by Wyeth of the Required Releases from the Claimants and certifications from the Firm, in each case duly executed by the appropriate person(s), Wyeth will deposit with an escrow agent (the "Escrow Agent") an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect of all Claimants who have duly executed and delivered Releases (to be calculated as described in paragraphs G (iii) and (v) below). Such deposit shall be made pursuant to an escrow agreement (the "Escrow Agreement") to be entered into among Wyeth, the Firm and the Escrow Agent, upon mutually acceptable terms and conditions.

      G. The portion of the Total Settlement Amount corresponding to each Claimant which has been deposited with the Escrow Agent pursuant to the preceding paragraph shall be released upon Wyeth's receipt from the Firm of an executed dismissal with prejudice with respect to each such Claimant. Upon Wyeth's receipt of an executed dismissal with prejudice with respect to a Claimant or upon Wyeth's confirmation that the Claimant does not have a pending lawsuit, the Escrow Agent shall be instructed to release to the Firm the settlement amount corresponding to such Claimant. The Firm agrees to provide Wyeth with duly executed Releases for all of the Claimants in its Entire Claims Group. If, however, Releases cannot be obtained by the Firm from all of its Claimants, the following provisions shall apply:

            (i)   In the event that the Firm is unable to provide Releases for
                  (a) all of its Claimants in Group C and Group A, Subgroup 3 and (b) at least 95% of its Claimants in Group A, Subgroups 1 and 2 and (c) at least 95% of its Claimants in Group B with currently pending lawsuits (collectively, "Required Releases"), Wyeth will not be obligated to consummate a settlement with the Firm or any of those Claimants who have duly executed and delivered Releases. In the event that the Firm provides the Required Releases, Wyeth will deposit with the Escrow Agent an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect of Claimants who have duly executed and delivered Releases (to be calculated as described in paragraphs (iii) and (v) below).

            (ii) After Wyeth and the Firm, on behalf of its clients, have signed a settlement agreement setting forth the specific terms of the settlement reached for that Firm's Entire Claims Group, the Firm shall promptly notify Wyeth if any Group C or Group A, Subgroup 3 Claimants are unable or refuse to accept the Firm's recommendation to settle and to provide a Release, and shall provide the identity of such Claimant(s). Within ten
                  (10) days of such notification, Wyeth shall notify the Firm whether it is willing to continue to attempt to consummate a settlement with that Firm in accordance with the other terms of this letter for those Claimants who provide Releases.

            (iii) If any Group C or Group A, Subgroup 3 Claimant does not provide a Release and Wyeth nonetheless agrees to consummate a settlement with the Firm, the amount to be deducted from the Total Settlement Amount with respect to such Group C and/or Group A, Subgroup 3 Claimant(s) will be negotiated in good faith between Wyeth and the Firm.

            (iv) If the Firm notifies Wyeth that it is unable to obtain Releases for (a) at least 95% of its Claimants in Group A, Subgroups 1 and 2, and (b) at least 95% of its Claimants in Group B with currently pending lawsuits, Wyeth may, nonetheless, at its sole discretion, decide to consummate a settlement with the Firm. In that instance, the Firm shall provide Wyeth with a notification of the identity of any Claimant(s) who are unable or unwilling to provide Releases. Within 10 days of the Firm's notification to Wyeth that it is unable to obtain the Required Releases for its Group A, Subgroups 1 and 2 Claimants and Group B Claimants, Wyeth shall notify the Firm whether it is willing to consummate a settlement with that Firm in accordance with the other terms of this letter. Notwithstanding the foregoing, if such Releases cannot be provided without the approval of a probate, bankruptcy or other court, the parties will work together in good faith to obtain such Releases, and Wyeth will not unreasonably withhold or delay payment to those Claimants who have provided Releases.

            (v) For each Group A, Subgroups 1 or 2 Claimant or Group B Claimant who does not provide a Release where a settlement with the Firm is consummated, the Total Settlement amount to be paid in this instance will be reduced by the greater of:
                  (a) the amount on the Anticipated Distribution List for that Claimant; or (b) the amount on the Grid attached hereto as
                  Exhibit 11 with respect to that Claimant.

            (vi) As to any Claimants who do not provide executed Releases due to the need for approval by a probate, bankruptcy or other court, which prevents the timely delivery of such Releases, the Firm shall submit to Wyeth adequate documentation of the need for such court approval and shall continue to use its best efforts to obtain Releases from such Claimants.

            (vii) If a settlement agreement is entered into between Wyeth and the Firm on behalf of its clients in accordance with the Proposed Settlement Process, as to those Claimants who refuse to accept the Firm's recommendation to settle their claims and/or refuse to sign Releases pursuant to the Proposed Settlement Process, to the extent permitted by the equivalent to ABA Model Rule of Professional Conduct 5.6 in the relevant jurisdiction(s), the Firm shall take all necessary steps to disengage and withdraw from representation of such Claimants, whether those Claimants have filed lawsuits or not, and shall disavow any financial interest in or other consideration, direct or indirect, for such claims, unless Wyeth acquiesces in the Firm's continuing to represent those Claimants. Where necessary, the Firm will file motions to withdraw from continuing to represent such Claimants. The Firm will provide Wyeth with a copy of each such motion to withdraw from the representation of Claimants promptly after it has been filed with the appropriate court, and/or will provide any other nonprivileged documents evidencing disengagement from representation of any Claimants. Said motions and/or other documents will affirmatively state that the Firm has waived any fee interest in and any other consideration, direct or indirect, for each Claimant in respect to which it has withdrawn. Such motions must be filed and/or other nonprivileged documents must be provided to Wyeth prior to Wyeth's delivery of payment to the Escrow Agent of the settlement amount for those Claimants represented by the Firm for whom Wyeth has received Releases.

            (viii)The Firm will continue to use its best efforts to obtain
                  Releases from (a) those Claimants who did not provide Releases as a result of the need for approval by a probate, bankruptcy or other court and (b) those Claimants who refused to sign Releases but as to whom Wyeth acquiesced in the Firm's continuing to represent. Upon receipt of

                  Releases for such Claimants by Wyeth, Wyeth will deposit within 10 days with the Escrow Agent an amount equal to the portion of the Total Settlement Amount to be paid by Wyeth to the Firm in respect to those Claimants. If at any time the Firm notifies Wyeth that, despite its best efforts, Releases for any of the Claimants described in this paragraph cannot be obtained, to the extent permitted by the equivalent to ABA Model Rule of Professional Conduct 5.6 in the relevant jurisdiction(s), the Firm shall take all necessary steps to disengage and withdraw from representation of such Claimants, whether those Claimants have filed lawsuits or not, and shall disavow any financial interest in or other consideration, direct or indirect, for such claims, unless Wyeth acquiesces in the Firm's continuing to represent those Claimants. Where necessary, the Firm will file motions to withdraw from continuing to represent such Claimants. The Firm will provide Wyeth with a copy of each such motion to withdraw from the representation of Claimants promptly after it has been filed with the appropriate court, and/or will provide any other nonprivileged documents evidencing disengagement from representation of any Claimants. Said motions and/or other documents will affirmatively state that the Firm has waived any fee interest in and any other consideration, direct or indirect, for each Claimant in respect to which it has withdrawn.

IV. REQUIRED DOCUMENTATION. The following will constitute "Required Documentation":

      A. All Group A, B and C Claimants must provide Wyeth with the following documentation ("Supporting Documentation"):

            1.    Proof of Diet Drug use, either:

                  (a) As required by Section VI.C.2.d of the Nationwide Settlement Agreement; or

                  (b) A notarized affidavit in substantially the form attached hereto as Exhibit 7 signed under penalty of perjury by the Claimant and verifying use of Pondimin and/or Redux. (Any Group A Claimant who submits an affidavit as Proof of Use shall be deemed to have used Diet Drugs for
                        < 90 days.)

            2. A report of the original read of the echocardiogram and, where applicable, cardiac catheterization upon which the Claimant relies to establish his/her claim, prepared at or near the time the echocardiogram or cardiac catheterization was conducted;

            3. Any opt-out forms submitted by the Claimant to the Trust and/or Wyeth, including, but not limited to, all Orange 1, 2 or 3 forms; and

            4. A copy of all complaints filed by the Claimant that relate to the use of Diet Drugs (if requested by Wyeth).

      B. All Group A Claimants seeking Subgroup 3 payments and Group C Claimants must provide Wyeth with the following additional documentation ("Additional Documentation"):

            1. All tapes or disks of any echocardiograms performed on the Claimant;

            2.    All reports in respect thereof;

            3.    All records relating to cardiac catheterizations;

            4. As to surgery and death cases, the following relevant medical records:

                  (a) in surgery and death cases, pre-operative, operative, post-operative, and pathology records, if any; and

                  (b) in death cases, the death certificate and autopsy report, if any, and hospitalization records at the time of death; and,

            5. As to PPH cases, materials that are specified in Paragraph 2 of Pretrial Order No. 2383.

      C. Wyeth has the right to request and the Firm agrees to provide Additional Relevant Documentation for any Group C or Group A, Subgroup 3 claim. "Additional Relevant Documentation" shall mean those documents that Wyeth reasonably believes it needs to evaluate the claim.

      D. The Firm must fully and accurately complete the Claims Data Entry Module ("CDEM") on behalf of their respective Claimants. The CDEM, along with the Supporting Documentation and any Additional Documentation, will be utilized to categorize Eligible Claimants for purposes of Benefit Determinations. The CDEM requires input of Claimant information which includes, but is not limited to, demographic information, and specific echocardiographic findings as to degree of regurgitation of the aortic and mitral valves heart chamber measurements, left-ventricular ejection fraction and pulmonary arterial pressures, all as more fully set forth in the CDEM. For Group C and Group A, Subgroup 3 Claimants, it will also require identification of any instance in which the required approval of a probate, bankruptcy or other court may affect the timely execution of a Release.

      E. The Firm will be required to certify to Wyeth, under penalty of perjury, that all documentation and data provided are to the best of its knowledge complete and accurate.

V.    TIMING.

      All parties in this process agree to use their best efforts to meet the deadlines set forth in the time line below. It is the intent of Wyeth and the CFC that the Proposed Settlement Process will proceed according to the following general time line. However, factors such as the volume and nature of claims, the quality of the data submitted and scheduling difficulties will affect whether these goals realistically can be met. While Wyeth and the CFC are committed to making this process as expeditious as possible, the uncertainties surrounding how this process will work in practice means that flexibility in achieving the timing goals set forth below may be necessary.

                                                                                           RECOMMENDED TIMING GOALS
STEP                                     EVENT                                              AND TRIGGERING EVENTS
----                                     -----                                              ---------------------
1.          Wyeth and CFC will file in the MDL a Joint Motion to Approve a
            Procedure for Plaintiffs to Stay Proceedings in Diet Drug Cases
            Pending the Implementation of Settlement Process.

2. Firm sends this signed letter to the CFC along with Preliminary Data identifying how its Claimants are distributed among the Grid. The
            CFC will promptly transmit said letter and the Preliminary Data to counsel for Wyeth. Alternatively, the Firm may enter data into the CDEM for its Entire Claims Group.

3.          Firm and Wyeth will execute and file joint motions, in the attached form, to stay all discovery and trials in all litigation involving all Claimants in the Firm's Entire Claims Group. This step requires that the Firm provide Wyeth with sufficient information to identify
            all Claimants and the courts in which lawsuits are pending.                 Within 5 days of Step 2.

4.          CFC will submit to Wyeth executed copies of letters from all
            participating firms.                                                        On or before February 15, 2005.

5.          Wyeth will review Step 2 submissions assessing level of
            participation and nature of claims and will notify CFC whether it will begin settlement process. Wyeth will notify Firms, in the form letter (attached hereto as Exhibit 8), that it is willing to begin the settlement process, and will provide a sample Form Release,
            which Wyeth shall use to prepare individual Releases.                       Within 5 days of Step 4.

                                                                                           RECOMMENDED TIMING GOALS
STEP                                     EVENT                                              AND TRIGGERING EVENTS
----                                     -----                                              ---------------------
6.          Firm will complete data entry into the CDEM for its Entire Claims
            Group. Firm will certify the accuracy of the data. A copy of the
            CDEM also shall be forwarded to the CFC. Firm will send Wyeth the
            Supporting Documentation on Group A, Group B and Group C claims.
            Firm will certify the accuracy of the documentation.                        Within 45 days of Step 4.

7.          Wyeth will contact Firm to arrange a date certain to commence the negotiation of the Group A, Subgroup 3 and Group C Claims. Firm
            understands that commencement of negotiation on that date is contingent on its timely submission of Supporting Documentation and
            Additional Documentation.                                                   Within 5 days of Step 6.

8.          Wyeth shall request any Additional Relevant Documentation in  support
            of Group A, Subgroup 3 and Group C claims.                                  Within 20 days of Step 6.

9.          Firm shall deliver Additional Documentation to Wyeth for Group A,
            Subgroup 3 and Group C claims.                                              Within 20 days of Step 8.

10.         Wyeth will report to the Firm if Wyeth disagrees with the accuracy of the Plaintiffs' CDEM and will describe the disagreement with particularity for each such Claimant represented by the Firm and provide a statement as to whether Wyeth places each Claimant in
            Group A, Group B, or Group C, and for Group A Claimants, which              Within 30 days of Step 6, unless
            Subgroup each Claimant is in. Wyeth will send individual Releases           Wyeth has requested Additional
            for each Claimant in the Entire Claims Group for whom there is no           Documentation, then within 20 days
            disagreement.                                                               of Step 9.

11.         Wyeth and the Firm will seek to reconcile the disagreements, if any, identified by Wyeth in Step 10. Wyeth will send individual Releases on an ongoing basis within 5 days after any disagreements are
            resolved.                                                                   Within 15 days of Step 10.

12.         Completion of Group A, Subgroup 3 and Group C claim negotiations
            between Wyeth and the Firm.                                                 Within 15 days of Step 11.

                                                                                           RECOMMENDED TIMING GOALS
STEP                                     EVENT                                              AND TRIGGERING EVENTS
----                                     -----                                              ---------------------
13.         Firm certifies to Wyeth in substantially the form attached as
            Exhibit 3 that it has recommended to all Claimants in its Entire
            Claims Group that they participate in the Proposed Settlement
            Process.                                                                    Within 15 days of Step 12.

14.         Firm and Wyeth will sign a settlement agreement setting forth the
            specific terms of the settlement reached on behalf of its clients.          Within 10 days of Step 13.


15.         Firm will provide CFC and the Escrow Agent with the Anticipated
            Distribution List reflecting the amount to be received by each
            Claimant.                                                                   Within 10 days of Step 13.

16.         Firm will send Wyeth (i) all Required Releases pursuant to Section
            III of this letter; (ii) any applicable executed "Tender of Payment to the MDL 1203 Fee and Cost Account" forms; (iii) all check/wire information necessary for the Escrow Agent to effectuate payment to
            Firm pursuant to Section III.F of this letter; (iv) all required certifications from the Firm substantially in the forms attached hereto as Exhibits 3-6 and 10; and (v) all motions to withdraw from representation of any Claimants and/or any other non-privileged documents evidencing disengagement of representation of any
            Claimants.                                                                  Within 30 days of Step 15.

17.         Wyeth will deliver to Escrow Agent payment of the settlement amount with respect to those Claimants for whom Wyeth has received duly executed Releases pursuant to Section III.F of this letter and will
            make appropriate payments to the MDL1203 Fee and Cost Account.              Within 10 days of Step 16.

18.         Upon Wyeth's receipt of an executed dismissal with prejudice, or where Wyeth has confirmed that the Claimant does not have a pending
            lawsuit, with respect to any for whom a Claimant. settlement amount         Within 3 days of receipt by the
            has been deposited with the Escrow Agent, the Escrow Agent shall be         Escrow Agent of the executed
            instructed to release to the Firm the settlement amount                     dismissal with prejudice for that
            corresponding to that Claimant.                                             Claimant

VI.   DISTRIBUTION AND DISMISSAL.

      A. The division and distribution of the total settlement amount among the Entire Claims Group is the sole responsibility of the Firm.

      B. Neither the CFC nor Wyeth shall be responsible or liable for, or participate in, any distribution determinations whether (i) as between the Firm and its Claimants or (ii) as among any of the attorneys who have a financial interest in such claims or (iii) as among any of the Claimants. The Firm will certify to Wyeth and the CFC that it has complied and will comply with any and all potentially applicable rules of legal ethics including but not limited to the applicable state counterparts of Rule 1.8 of the ABA Model Rules of Professional Conduct. The Firm will also certify that it has made full and accurate disclosures to Claimants, and has made payments consistent with these disclosures and with any representations made to Claimants to secure their participation in this settlement process and to obtain executed Releases from them.

      C. The Firm represents that the appropriate settlement amounts will be distributed to its Claimants promptly and without delay. The Firm agrees and acknowledges, and each Release will provide, that Claimants shall have no recourse against Wyeth or the CFC as a result of the Firm's allocation or distribution of the Total Settlement Amount among the Claimants or otherwise with respect to any portion of the Total Settlement Amount paid by

            Wyeth (through the Escrow Agent) to the Firm pursuant to this Proposed Settlement Process. Any fund, account, escrow or similar arrangement ("distribution mechanism") that may be created for the purpose of distributing the settlement monies from the Firm to its Claimants or Third-Party Payors (as defined below) shall be established and funded by the Firm, acting as agents for the Claimants, and not by Wyeth or the CFC. The Firm and the Claimants (and not Wyeth or the CFC) shall be the transferors of any funds transferred into any such distribution mechanism. Neither Wyeth nor the CFC shall have any responsibility for the establishment, investment or operation of any such distribution mechanism, and, without limiting the generality of the foregoing, any tax obligations relating to such mechanism or earnings with respect to such mechanism shall be the sole responsibility of the Firm and the Claimants.

      D. The Firm will be responsible for providing to Wyeth an executed dismissal with prejudice for any settling Claimant who has a pending civil action that has not previously been dismissed with prejudice. To the extent that court approval is required to extinguish claims, the Firm will be responsible for seeking and obtaining such approval.

VII.  STAY OF DISCOVERY AND TRIALS.

      Once a Firm has committed, by signing this letter, that it will recommend that its Entire Claims Group participate in this settlement process, Wyeth and the Firm shall within five (5) days execute the joint motion to stay all discovery and trials in litigation involving all Claimants in the Entire Claims Group (attached hereto as Exhibit 9).

VIII. MDL 1203 FEE AND COST ACCOUNT.

      The Firm represents that it is aware of, has reviewed and is required to comply with Pretrial Order Nos. 467, 517, 518, 892 and 2622, entered by the Court in MDL Docket No. 1203 (the "MDL proceeding"). Wyeth is required to deduct an amount equal to either 4% or 6% from the settlement amounts paid in the settlement of certain actions specified therein. If those circumstances apply to any of the claims in the Entire Claims Group, the Firm agrees that Wyeth shall deduct the required amount from the total settlement amount and shall tender the deducted amount to an escrow account (the "MDL escrow account") pursuant to Pretrial Order No. 467. The Firm will deliver to Wyeth a certification in the form attached as Exhibit 10 that, with regard to each Claimant's claim, either
(i) no such deduction is required under the terms of Pretrial Order Nos. 467, 517, 518, 892 or 2622 with respect to such Claimant or (ii) the proper amount of such deduction shall be accurately stated in the "Tender of Payment to the MDL 1203 Fee and Cost Account" form which the Firm will complete, execute and deliver to Wyeth for submission in the MDL proceeding. It shall be the sole obligation of the Firm to determine whether such deduction should be made and, if required, the appropriate amount. The Firm shall be solely responsible for any errors in determining the amount of any such deduction and agrees to indemnify and hold Wyeth harmless for any costs, expenses or losses incurred by Wyeth as a result of such erroneous determination, including payment of the difference between any amount deducted and tendered by Wyeth to the MDL escrow account in accordance with the Firm's erroneous determination and the actual amount required to be deducted and tendered pursuant to Pretrial Order Nos. 467, 517, 518, 892 or 2622. Nothing herein will relieve any party hereto of its obligations under these Pretrial Orders.

IX.   CONSORTIUM OR DERIVATIVE CLAIMS.

      Consortium or Derivative Claim of any spouse, child or other individual who has a personal relationship with a Claimant that would permit making a Consortium or Derivative Claim pursuant to the Nationwide Settlement Agreement or applicable state law shall be governed by the election of the Claimant to participate in this Proposed Settlement Process and shall be extinguished to the same extent as the claims of the Claimant under this Proposed Settlement Process. The Firm shall take all reasonable measures consistent with applicable state law to ensure the extinguishment of such claims. Any spouse who has filed a Consortium Claim shall execute and deliver to Wyeth a Release in the form provided by Wyeth. Wyeth, in its discretion, may require a spouse who has not filed a Consortium Claim to execute and deliver to Wyeth a Release in the form provided by Wyeth. Any person who has joined as a plaintiff, in an action by a Claimant against Wyeth, on the basis of a Derivative Claim shall execute and deliver to Wyeth a Release in the form provided by Wyeth. The Release executed by the Claimant, any Consortium Claimant and any Derivative Claimant shall include the following language: "It is expressly understood and agreed by Claimants that the foregoing release is intended to and does include a release of any wrongful death claim that may be brought in connection with the facts, events and incidents that gave rise to this Civil Action." Amounts paid to the Firm by Wyeth with respect to any Group A, Group B or Group C Claimants who are Diet Drug Recipients shall also satisfy any Consortium or Derivative Claims as to those Diet Drug Recipients.

X.    THIRD-PARTY PAYOR CLAIMS.

      Each Firm and Claimant will agree with Wyeth, as part of any settlement, that all lawful outstanding liens (whether by operation of law or contract) and claims for reimbursement of medical expenses provided, paid for or reimbursed by Medicare or any other governmental entity or program, or by any private insurance carrier or other third-party payor (each, a "Third-Party Payor"), shall be satisfied out of the settlement amount paid by Wyeth to the Firm (through the Escrow Agent) with respect to such Claimant. The Firm agrees that it will pay any such lawful liens or claims out of such settlement amounts before distributing any portion thereof to its Claimants, and the Firm and each Claimant will indemnify Wyeth and the CFC for any claims against them by any such Third-Party Payor.

                                                   Sincerely,

                                                   ____________________________
                                                   Jerry Alexander

                                                   ____________________________
                                                   Ellen A. Presby

                                                   ____________________________
                                                   Wayne Spivey

cc:   Peter Zimroth, Esq.
      Orran Brown, Esq.

      I have reviewed the above and agree to recommend to my Entire Claims Group the terms of the Proposed Settlement Process as set forth in this letter and ask that the CFC communicate this to Wyeth immediately. I understand that upon Court Approval of the process described in Exhibit 2, Wyeth has agreed to deposit into the Administrative Fee Account an amount equal to 2% of the gross value of each claim in Groups A and B as described above. I understand that the members of the CFC may, from time to time, apply to the Court for an award of fees and expenses from the Administrative Fee Account. I affirm that I have no objection to this process, and will support a motion to the Court to approve this process.

________________________
__________, Esq., on behalf of _____________Firm.

cc:   Peter Zimroth, Esq.
      Orran Brown, Esq.

                         Exhibits for Grid Option Letter


1.   List of Claimants in whose Claims the Firm has a Financial Interest

2.   CFC Fee Agreement

3.   Affidavit of Recommendation of Proposed Settlement Process

4.   Affidavit Certifying Data

5.   Affidavit of Ethical Compliance

6.   Affidavit of Inability to Obtain Release

7.   Affidavit of Diet Drug Use

8.   Transmittal Letter from Wyeth to Firm

9.   Joint Motion and Draft Order to Stay Discovery

10.  Affidavit Certifying Compliance with MDL Fee and Cost Orders

11.  Group A Grid

Douglas Dworkin, Esquire
Vice President and Deputy General Counsel
Wyeth
5 Giralda Farms
Madison, NJ 07940-1027

Dear Mr. Dworkin:

      We have discussed with Wyeth an approach to settling a large number of downstream opt-out claims, as well as other Diet Drug claims. That approach would encompass not only Claimants represented by our respective law firms, but potentially a large number of Claimants being represented by other law firms (each, a "Firm"). We have discussed with Wyeth the terms of such a potential settlement process as set forth in the letters attached as Exhibits A and B (the "Proposed Settlement Process"). We have also discussed the terms of the Proposed Settlement Process with a large number of other Firms, who have reacted favorably to it. If this process is successful, we believe it will be in the interest of our Claimants, in the interest of the Claimants of many other Firms and in the interest of Wyeth, by resolving thousands of Diet Drug claims without the need for further litigation.

      A Claims Facilitating Committee ("CFC") has been established to assist the Firms and Wyeth in implementing the Proposed Settlement Process. The members of the CFC are Jerry Alexander, Alexander & Associates, P.C., L.L.O.; Wayne Spivey, Shrager, Spivey & Sachs and Ellen Presby, Baron & Budd, P.C.. As we have discussed, in serving as CFC, we will be truly independent actors. THAT IS, WHEN ACTING IN THIS CAPACITY, WE ARE NOT SERVING AS COUNSEL, ATTORNEYS OR AGENTS FOR WYETH, FOR ANY FIRM OR FOR ANY CLAIMANT. As CFC,

                                                   Exhibit 2 to Expedited Letter

Douglas Dworkin, Esq.
January 17, 2005
Page 2

in addition to the negotiations leading to this Proposed Settlement Process, we will perform the following functions:

      - Using the form letters attached as Exhibits A and B, we will obtain commitments from Firms representing Claimants that they will recommend to all of the Claimants in their respective Entire Claims Groups that they participate in the Proposed Settlement Process under one of the two options contemplated by the attached letters.

      - To the extent we obtain such commitments, we will deliver them to Wyeth promptly. It will then be up to Wyeth to decide, in its discretion, whether or not to enter into settlement agreements with any of those Firms that are interested in settling with you.

      - We will work with Wyeth and with the relevant Firms to ensure that the processing of their claims and their supporting medical and other documentation proceeds fairly, expeditiously and accurately.

      Wyeth has agreed that, because it is in Wyeth's interest as well as in the interest of Claimants for us to serve this function, Wyeth will, if the process for payment of fees and expenses described in this letter agreement is approved by the Court, establish and maintain with the Escrow Agent an escrow account (the "Administrative Fee Account") to be

Douglas Dworkin, Esq.
January 17, 2005
Page 3

distributed by the U.S. District Court for the Eastern District of Pennsylvania (the "Court") as payment of fees and expenses for negotiation and administrative services that have been and will be provided with respect to this Proposed Settlement Process.

      It is understood that the negotiation and administrative services that we are providing as the CFC are to facilitate a large-scale settlement of the Diet Drug litigation. Accordingly, for those claims that are settled under the Proposed Settlement Process (as described in the attached letters), Wyeth agrees that it will deposit into the Administrative Fee Account an amount equal to 2% of the gross value of settlement amounts paid by Wyeth (through the Escrow Agent) in respect to all Group A and B claims that have been finally settled pursuant to the Proposed Settlement Process (whether under the Grid Option or Expedited Option), up to a maximum of $30,000,000 and subject to reduction as set forth below. The members of the CFC may, from time to time, apply to the Court for an award of fees and expenses from the Administrative Fee Account. To the extent that the Court awards fees and expenses, the Escrow Agent shall pay such fees out of the Administrative Fee Account. Wyeth agrees that any deposits by Wyeth into the Administrative Fee Account and any amounts awarded by the Court as fees and expenses will not in any way affect the terms or amount of any recovery that any Firm would obtain for its Claimants. Unless this letter agreement has been terminated in accordance with its terms or has not been approved by the Court, Wyeth further agrees that Wyeth's obligation to deposit amounts into the Administrative Fee Account will apply to claims that settle as part of an initial large group of claims (the "First Tranche") and,

Douglas Dworkin, Esq.
January 17, 2005
Page 4

if there is an initial large group settlement, also to claims in a subsequent group or groups that settle at a later date, in each case, in accordance with the Proposed Settlement Process and on terms that are substantially the same as those set forth in the attached letters. Wyeth will deposit amounts due to the Administrative Fee Account no later than 10 days after the Escrow Agent shall have made payment to each Firm, in accordance with the Proposed Settlement Process. Wyeth's deposit obligation will arise each time a payment in respect to a Group A or Group B claim is made by the Escrow Agent to a Firm. Our agreement as to the timing of Wyeth's deposits into the Administrative Fee Account will apply to claims settled as part of the First Tranche and any subsequent Tranches, in each case, in accordance with the Proposed Settlement Process.

      Within five business days after Wyeth has notified the CFC that it will go forward with the Settlement Process with those Firms who have submitted letters in the forms attached hereto as Exhibits A and B, Wyeth and the CFC will seek approval by the Court of this letter agreement and the process described herein, including the creation of the Administrative Fee Account and the mechanism for award of fees and expenses from it. If Wyeth decides not to go forward with the Settlement Process or the Court does not approve the process described herein, this letter agreement will be null and void. If the Court approves the process described herein, within three business days after Court approval, Wyeth will deposit $100,000 into the Administrative Fee Account. This $100,000 deposit will be credited against the total deposits that would otherwise become due and payable by

Douglas Dworkin, Esq.
January 17, 2005
Page 5

Wyeth to the Administrative Fee Account under this letter agreement, which credit shall be applied to reduce the amount of any such deposits on a dollar-for-dollar basis until the credit has been extinguished. Immediately upon Wyeth's deposit of the $100,000 into the Administrative Fee Account, application may be made to the Court for reimbursement from such deposit of expenses incurred by CFC members. If the Court does not approve the process described herein, Wyeth will have no obligation to make any deposits into the Administrative Fee Account and the CFC members shall have no obligation to provide the services described herein.

      As you are aware, the CFC has offered to assist Firms in negotiating with Wyeth as to those claims which must be resolved by negotiation in the Proposed Settlement Process (i.e., Group A, Subgroup 3 claims under the Grid Option and Group C claims under each of the Grid Option and the Expedited Option). If a Firm decides to utilize the CFC in these negotiations, the Firm will pay the CFC a fee for its services pursuant to a separate agreement. Any such fees will be credited toward the $30,000,000 cap on the amounts to be deposited by Wyeth into the Administrative Fee Account under this letter agreement.

      The CFC will provide Wyeth and the Escrow Agent a monthly accounting of fees obtained by the CFC directly from participating Firms for services provided by the CFC in negotiating the settlement of such Group A, Subgroup 3 and Group C claims. The Escrow Agent will provide Wyeth, the CFC and the Court with a monthly accounting of the amounts

Douglas Dworkin, Esq.
January 17, 2005
Page 6

deposited by Wyeth into the Administrative Fee Account, the amounts paid by the Escrow Agent from the Administrative Fee Account, the amounts obtained by the CFC directly from participating Firms and the balance in the Administrative Fee Account. When the amounts deposited by Wyeth into the Administrative Fee Account pursuant to this letter agreement, plus the fees and expenses paid to the CFC by Firms in accordance with the immediately preceding paragraph, total $30,000,000 in the aggregate, then Wyeth will have no further obligation to make deposits into the Administrative Fee Account pursuant to the terms of this letter agreement, irrespective of whether Wyeth makes any subsequent payments to any Firm in accordance with the Proposed Settlement Process. Once the $30,000,000 cap is reached, the CFC may continue to generate and collect fees from Firms in accordance with the immediately preceding paragraph.

      This Agreement will terminate at either Wyeth's or the CFC's election, and with 60 days written notice, twenty-four (24) months from February 28, 2005, except with respect to any settlement(s) in the process of being consummated as of that date. Either Wyeth or the CFC shall have the right to terminate this letter agreement, upon written notice to the other and to the Court, in the event that settlements pursuant to the First Tranche are not consummated, or in the process of being consummated, by December 31, 2005. Within fifteen days after any such termination and after Court approval, the Escrow Agent will return to Wyeth any amounts remaining in the Administrative Fee Account that have not been awarded by the Court.

Douglas Dworkin, Esq.
January 17, 2005
Page 7

      Capitalized terms used but not otherwise defined in this letter agreement shall have the meanings ascribed to such terms in the form letters attached hereto as Exhibits A and B.

                                                   Sincerely,

                                                   ____________________________
                                                   Jerry Alexander

                                                   ____________________________
                                                   Ellen Presby

                                                   ____________________________
                                                   Wayne Spivey

AGREED:

_____________________________
Douglas Dworkin
Vice President and Deputy General Counsel
On Behalf of Wyeth

           AFFIDAVIT OF RECOMMENDATION OF PROPOSED SETTLEMENT PROCESS

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. [INSERT NAME OF FIRM] has recommended participation in a Proposed Settlement Process to all Diet Drug Claimants in whose claims this Firm has a financial interest of any kind ("Entire Claims Group"). The identity of the individuals in this Firm's Entire Claims Group is contained in
      Exhibit 1 to the "Proposed Settlement Process" letter dated ___ from the CFC to [THIS FIRM], and data for each of these Claimants has been entered into the CDEM or SFCDEM.

3. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                      Exhibit 3 - Affidavit of Recommendation Settlement Process

                            AFFIDAVIT CERTIFYING DATA

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. The data submitted to Wyeth and the CFC via data entry into the Claims Data Entry Module ("CDEM") or Short Form Claims Data Entry Module ("SFCDEM") and all Required Documentation submitted by [FIRM] to Wyeth and the CFC on behalf of [INSERT NAME OF FIRM's] Claimants and in accordance with this Proposed Settlement Process are accurate and complete to the best of my knowledge.

3. If [INSERT NAME OF FIRM] learns at any time that any data entered into the CDEM or SFCDEM or any Required Documentation is inaccurate or incomplete, [INSERT NAME OF FIRM] will notify the CFC and Wyeth and will provide relevant updated data and/or Required Documentation.

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                           Exhibit 4 - Affidavit Certifying Data

                         AFFIDAVIT OF ETHICAL COMPLIANCE

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. In dividing and distributing the settlement amount among this law firm's settling Diet Drug Claimants, [INSERT NAME OF FIRM] has complied and will comply with any and all potentially applicable rules of legal ethics, including, but not limited to, the applicable state counterparts of Rule
      1.8 of the ABA Model Rules of Professional Conduct.

3. In this regard, [INSERT NAME OF FIRM] has made full and accurate disclosures to its Claimants, and has made payments consistent with these disclosures and with any representations made to such Claimants to secure their participation in this settlement process and to obtain executed Releases from them.

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                     Exhibit 5 - Affidavit of Ethical Compliance

                    AFFIDAVIT OF INABILITY TO OBTAIN RELEASE

Comes now, [INSERT NAME], and hereby states as follows:

1. That I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. That in the case of [INSERT NAME OF CLAIMANT] in [INSERT NAME OF CASE, DOCKET NUMBER] pending before [INSERT NAME OF JUDGE] in [INSERT JURISDICTION] a Release cannot be obtained without obtaining [Probate, Bankruptcy, Other] court approval. [DESCRIBE CIRCUMSTANCES and, if possible, TIMING]

3. That [INSERT NAME OF FIRM] has provided all non-privileged documentation evidencing this need for court approval in its possession to Wyeth.

4. That [INSERT NAME OF FIRM] will continue to use its best efforts to obtain Releases from, or on behalf of, [INSERT NAME OF CLAIMANT].

5. That I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                            Exhibit 6 - Affidavit of Inability to Obtain Release

                           AFFIDAVIT OF DIET DRUG USE

                IN RE: DIET DRUG RECIPIENT: _____________________
                           DATE OF BIRTH: ___________
                     SOCIAL SECURITY NUMBER: ______________

                           AFFIDAVIT OF [INSERT NAME]

Comes now, [INSERT NAME], and hereby states as follows:

1.    That I was prescribed Pondimin (fenfluramine) and/or Redux
      (dexfenfluramine) [Identify Which Drug] by [INSERT PHYSICIAN NAME] at [INSERT PHYSICIAN ADDRESS] on or about [DATE].

2. That I ingested Pondimin and/or Redux [Identify Which Drug] for approximately [INSERT DURATION] and did so in [INSERT YEAR(S) INGESTED].

3. That I filled my prescription(s) for Pondimin and/or Redux [Which one?] at [PHARMACY].

4. That I have attempted to obtain pharmacy/physician/clinic records documenting my use of Pondimin and/or Redux [NEED TO IDENTIFY WHICH] by taking the following steps: [DESCRIBE].

5. That I am unable to acquire my prescription records. I provided the prescription information to my law firm and authorized a search to be made on my behalf for the prescription records. I and/or someone on my behalf made a reasonable effort to obtain the records and notwithstanding that effort I do not have such records.

6. That I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This _______ day of _________________, 2005.

                                                   ____________________________
                                                   NAME OF DIET DRUG RECIPIENT

Subscribed and sworn to me this _________ day of _____________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                                          Exhibit 7 - Affidavit of Diet Drug Use

                 DRAFT TRANSMITTAL LETTER FROM WYETH TO LAW FIRM

Dear Law Firm:

      We have been advised by the Claims Facilitating Committee ("CFC") that your firm will recommend that all Diet Drug Claimants in whose claims your firm has a financial interest of any kind ("Entire Claims Group") participate in a Proposed Settlement Process with Wyeth in accordance with the terms set forth in the CFC's letter to your firm of (insert date), a copy of which is attached. This is to notify you that Wyeth is prepared to begin the Proposed Settlement Process with your firm on behalf of your Entire Claims Group.

                                                   Sincerely,

                                                   Orran L. Brown

                                 Exhibit 8 - Draft Transmittal Letter from Wyeth

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

_____________________________________________
                                              )
IN RE DIET DRUGS                              )
(Phentermine/Fenfluramine/Dexfenfluramine)    )    MDL NO. 1203
PRODUCTS LIABILITY LITIGATION                 )
_____________________________________________ )
                                              )
THIS DOCUMENT PERTAINS TO ALL                 )
ACTIONS LISTED ON EXHIBIT A                   )
_____________________________________________

                    MODEL JOINT MOTION TO STAY PROCEEDINGS TO
                         PERMIT SETTLEMENT NEGOTIATIONS

      Defendant Wyeth and the law firm of ______________________, Plaintiffs' Counsel, hereinafter Movants, jointly move for an order staying any and all proceedings related to the plaintiffs identified on the attached Exhibit A. The Movants request that this Stay be entered immediately and continue until such time as all claims are resolved and dismissed with prejudice or until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If such notice is provided by either party, then the Movants agree that all Stays incident to the Court's order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.

      In support of this motion, the Movants aver as follows:

      1. Wyeth and counsel for certain Diet Drug Claimants have engaged in discussions that have resulted in a Proposed Settlement Process that could resolve thousands of lawsuits.

                                          Exhibit 9 - Model Joint Motion to Stay

      2. Plaintiffs' counsel, the law firm of __________, has agreed to enter into settlement discussions in accordance with the Proposed Settlement Process with respect to the plaintiffs identified on Exhibit A hereto.

      3. The proposed Stay will afford an opportunity for the Movants to negotiate the terms of a settlement, while avoiding the time and expense of ongoing litigation in [hundreds/thousands] of individual lawsuits. Absent a Stay, countless hours will be spent taking deposition testimony, responding to discovery requests, and filing, responding to, and arguing motions. Moreover, hundreds or even thousands of depositions will be necessary to meet current discovery deadlines under existing scheduling orders. This risks causing both parties to spend time and money on discovery that the settlement would obviate.

      4. Granting this Stay will avoid the time and expense associated with ongoing litigation and, more importantly, it will permit the Movants to focus their efforts on negotiating and consummating settlements.

      Wherefore, the Movants respectfully request the Court to issue an Order staying the actions identified in Exhibit A hereto until the earlier of such time as the claims are resolved or either Movant advises the Court that the claims will not be resolved.

                                                   Respectfully submitted,

[NOTE: THIS MOTION WILL NEED TO BE ADAPTED TO MEET THE REQUIREMENTS OF EACH STATE.]

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

--------------------------------------------)
IN RE DIET DRUGS                            )
(Phentermine/Fenfluramine/Dexfenfluramine   )   MDL NO. 1203
PRODUCTS LIABILITY LITIGATION               )
--------------------------------------------)
                                            )
THIS DOCUMENT PERTAINS TO ALL               )
ACTIONS LISTED ON EXHIBIT A                 )
--------------------------------------------)


                         PRETRIAL ORDER NO._____________

     AND NOW this _____ day of ___________, 2005, upon consideration of the Joint Motion to Stay Proceedings to Permit Settlement Negotiations filed by Defendant Wyeth and the law firm of __________, Plaintiffs' Counsel, it is hereby ORDERED that said motion is GRANTED. It is further ORDERED that [effective as of the date this Order is entered by the Court], all proceedings as to all plaintiffs identified in the attached Exhibit A to the motion this Order approves are thereafter STAYED. The Stay will continue until such time as all claims are resolved and dismissed with prejudice; or, until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If notice is provided by either party that the Proposed Settlement Process was unsuccessful, then the movants thereto agree that all Stays incident to this Order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.


                                              ----------------------------------
                                              Harvey Bartle III, J.

          AFFIDAVIT CERTIFYING COMPLIANCE WITH MDL FEE AND COST ORDERS

Comes now, [INSERT NAME], and hereby states as follows:

1. I am an attorney at law admitted to practice before all the courts of the State of [INSERT NAME OF STATE], and a [PARTNER] at the law firm of [INSERT NAME OF FIRM], attorneys for certain Diet Drug Claimants. I know the following facts to be true based on my own knowledge, and would competently testify to these facts at any hearing of this matter.

2. [INSERT NAME OF FIRM] is aware of, has reviewed and is required to comply with Pretrial Order Nos. 467, 517, 518, 892 and 2622 entered by the United States District Court for the Eastern District of Pennsylvania in MDL Docket No. 1203.

3. [INSERT NAME OF FIRM] has determined with regard to [INSERT NAME OF CLAIMANT] that [INCLUDE ONE OF THE FOLLOWING: no deduction is required under the terms of Pretrial Orders Nos. 467, 517, 518, 892, or 2622 OR the proper amount of deduction required under the terms of Pretrial Orders Nos. 467, 517, 518, 892, or 2622 is accurately stated in the "Tender of Payment to the MDL 1203 Fee and Cost Account" form.] [NOTE THAT THIS PARAGRAPH NEEDS TO BE DONE FOR EACH CLAIMANT IN THE ENTIRE CLAIMS GROUP]

4. I declare under penalty of perjury that the information provided in this Affidavit is correct to the best of my knowledge, information and belief.

Further, Affiant sayeth not.

DATED: This ___________ day of _____________, 2005.

                                                   ____________________________
                                                   NAME OF PLAINTIFFS' COUNSEL

Subscribed and sworn to me this ___________ day of ________________, 200_.

                                                   ____________________________
                                                   Notary Public

My Commission Expires:

__________________________

                           Exhibit 10 - Affidavit Certifying Compliance with MDL

                                  GROUP A GRID

                        > or = 90 DAYS USE         < 90 DAYS USE
                        ------------------         -------------
SUBGROUP 1
Age Categories
  < 50                        $ 25,000                 $ 8,750
  50 - 64                     $ 20,000                 $ 7,000
  65+                         $ 15,000                 $ 5,250

SUBGROUP 2
Age Categories
  < 50                        $ 65,000                 $22,750
  50 - 64                     $ 55,000                 $19,250
  65+                         $ 45,000                 $15,750

SUBGROUP 3
Age Categories
  < 50                        $200,000                 $70,000
  50 - 64                     $150,000                 $52,500
  65+                         $100,000                 $35,000

                                                       Exhibit 11 - Group A Grid

Douglas Dworkin, Esquire
Vice President and Deputy General Counsel
Wyeth
5 Giralda Farms
Madison, NJ  07940-1027

Dear Mr. Dworkin:

      We have discussed with Wyeth an approach to settling a large number of downstream opt-out claims, as well as other Diet Drug claims. That approach would encompass not only Claimants represented by our respective law firms, but potentially a large number of Claimants being represented by other law firms (each, a "Firm"). We have discussed with Wyeth the terms of such a potential settlement process as set forth in the letters attached as Exhibits A and B (the "Proposed Settlement Process"). We have also discussed the terms of the Proposed Settlement Process with a large number of other Firms, who have reacted favorably to it. If this process is successful, we believe it will be in the interest of our Claimants, in the interest of the Claimants of many other Firms and in the interest of Wyeth, by resolving thousands of Diet Drug claims without the need for further litigation.

      A Claims Facilitating Committee ("CFC") has been established to assist the Firms and Wyeth in implementing the Proposed Settlement Process. The members of the CFC are Jerry Alexander, Alexander & Associates, P.C., L.L.O.; Wayne Spivey, Shrager, Spivey & Sachs and Ellen Presby, Baron & Budd, P.C.. As we have discussed, in serving as CFC, we will be truly independent actors. THAT IS, WHEN ACTING IN THIS CAPACITY, WE ARE NOT SERVING AS COUNSEL, ATTORNEYS OR AGENTS FOR WYETH, FOR ANY FIRM OR FOR ANY CLAIMANT. As CFC,

                                                         Exhibit C to Memorandum

Douglas Dworkin, Esq.
January 17, 2005
Page 2

in addition to the negotiations leading to this Proposed Settlement Process, we will perform the following functions:

      - Using the form letters attached as Exhibits A and B, we will obtain commitments from Firms representing Claimants that they will recommend to all of the Claimants in their respective Entire Claims Groups that they participate in the Proposed Settlement Process under one of the two options contemplated by the attached letters.

      - To the extent we obtain such commitments, we will deliver them to Wyeth promptly. It will then be up to Wyeth to decide, in its discretion, whether or not to enter into settlement agreements with any of those Firms that are interested in settling with you.

      - We will work with Wyeth and with the relevant Firms to ensure that the processing of their claims and their supporting medical and other documentation proceeds fairly, expeditiously and accurately.

      Wyeth has agreed that, because it is in Wyeth's interest as well as in the interest of Claimants for us to serve this function, Wyeth will, if the process for payment of fees and expenses described in this letter agreement is approved by the Court, establish and maintain with the Escrow Agent an escrow account (the "Administrative Fee Account") to be

Douglas Dworkin, Esq.
January 17, 2005
Page 3

distributed by the U.S. District Court for the Eastern District of Pennsylvania (the "Court") as payment of fees and expenses for negotiation and administrative services that have been and will be provided with respect to this Proposed Settlement Process.

      It is understood that the negotiation and administrative services that we are providing as the CFC are to facilitate a large-scale settlement of the Diet Drug litigation. Accordingly, for those claims that are settled under the Proposed Settlement Process (as described in the attached letters), Wyeth agrees that it will deposit into the Administrative Fee Account an amount equal to 2% of the gross value of settlement amounts paid by Wyeth (through the Escrow Agent) in respect to all Group A and B claims that have been finally settled pursuant to the Proposed Settlement Process (whether under the Grid Option or Expedited Option), up to a maximum of $30,000,000 and subject to reduction as set forth below. The members of the CFC may, from time to time, apply to the Court for an award of fees and expenses from the Administrative Fee Account. To the extent that the Court awards fees and expenses, the Escrow Agent shall pay such fees out of the Administrative Fee Account. Wyeth agrees that any deposits by Wyeth into the Administrative Fee Account and any amounts awarded by the Court as fees and expenses will not in any way affect the terms or amount of any recovery that any Firm would obtain for its Claimants. Unless this letter agreement has been terminated in accordance with its terms or has not been approved by the Court, Wyeth further agrees that Wyeth's obligation to deposit amounts into the Administrative Fee Account will apply to claims that settle as part of an initial large group of claims (the "First Tranche") and,

Douglas Dworkin, Esq.
January 17, 2005
Page 4

if there is an initial large group settlement, also to claims in a subsequent group or groups that settle at a later date, in each case, in accordance with the Proposed Settlement Process and on terms that are substantially the same as those set forth in the attached letters. Wyeth will deposit amounts due to the Administrative Fee Account no later than 10 days after the Escrow Agent shall have made payment to each Firm, in accordance with the Proposed Settlement Process. Wyeth's deposit obligation will arise each time a payment in respect to a Group A or Group B claim is made by the Escrow Agent to a Firm. Our agreement as to the timing of Wyeth's deposits into the Administrative Fee Account will apply to claims settled as part of the First Tranche and any subsequent Tranches, in each case, in accordance with the Proposed Settlement Process.

      Within five business days after Wyeth has notified the CFC that it will go forward with the Settlement Process with those Firms who have submitted letters in the forms attached hereto as Exhibits A and B, Wyeth and the CFC will seek approval by the Court of this letter agreement and the process described herein, including the creation of the Administrative Fee Account and the mechanism for award of fees and expenses from it. If Wyeth decides not to go forward with the Settlement Process or the Court does not approve the process described herein, this letter agreement will be null and void. If the Court approves the process described herein, within three business days after Court approval, Wyeth will deposit $100,000 into the Administrative Fee Account. This $100,000 deposit will be credited against the total deposits that would otherwise become due and payable by

Douglas Dworkin, Esq.
January 17, 2005
Page 5

Wyeth to the Administrative Fee Account under this letter agreement, which credit shall be applied to reduce the amount of any such deposits on a dollar-for-dollar basis until the credit has been extinguished. Immediately upon Wyeth's deposit of the $100,000 into the Administrative Fee Account, application may be made to the Court for reimbursement from such deposit of expenses incurred by CFC members. If the Court does not approve the process described herein, Wyeth will have no obligation to make any deposits into the Administrative Fee Account and the CFC members shall have no obligation to provide the services described herein.

      As you are aware, the CFC has offered to assist Firms in negotiating with Wyeth as to those claims which must be resolved by negotiation in the Proposed Settlement Process (i.e., Group A, Subgroup 3 claims under the Grid Option and Group C claims under each of the Grid Option and the Expedited Option). If a Firm decides to utilize the CFC in these negotiations, the Firm will pay the CFC a fee for its services pursuant to a separate agreement. Any such fees will be credited toward the $30,000,000 cap on the amounts to be deposited by Wyeth into the Administrative Fee Account under this letter agreement.

      The CFC will provide Wyeth and the Escrow Agent a monthly accounting of fees obtained by the CFC directly from participating Firms for services provided by the CFC in negotiating the settlement of such Group A, Subgroup 3 and Group C claims. The Escrow Agent will provide Wyeth, the CFC and the Court with a monthly accounting of the amounts

Douglas Dworkin, Esq.
January 17, 2005
Page 6

deposited by Wyeth into the Administrative Fee Account, the amounts paid by the Escrow Agent from the Administrative Fee Account, the amounts obtained by the CFC directly from participating Firms and the balance in the Administrative Fee Account. When the amounts deposited by Wyeth into the Administrative Fee Account pursuant to this letter agreement, plus the fees and expenses paid to the CFC by Firms in accordance with the immediately preceding paragraph, total $30,000,000 in the aggregate, then Wyeth will have no further obligation to make deposits into the Administrative Fee Account pursuant to the terms of this letter agreement, irrespective of whether Wyeth makes any subsequent payments to any Firm in accordance with the Proposed Settlement Process. Once the $30,000,000 cap is reached, the CFC may continue to generate and collect fees from Firms in accordance with the immediately preceding paragraph.

      This Agreement will terminate at either Wyeth's or the CFC's election, and with 60 days written notice, twenty-four (24) months from February 28, 2005, except with respect to any settlement(s) in the process of being consummated as of that date. Either Wyeth or the CFC shall have the right to terminate this letter agreement, upon written notice to the other and to the Court, in the event that settlements pursuant to the First Tranche are not consummated, or in the process of being consummated, by December 31, 2005. Within fifteen days after any such termination and after Court approval, the Escrow Agent will return to Wyeth any amounts remaining in the Administrative Fee Account that have not been awarded by the Court.

Douglas Dworkin, Esq.
January 17, 2005
Page 7

      Capitalized terms used but not otherwise defined in this letter agreement shall have the meanings ascribed to such terms in the form letters attached hereto as Exhibits A and B.

                                                   Sincerely,

                                                   ____________________________
                                                   Jerry Alexander

                                                   ____________________________
                                                   Ellen Presby

                                                   ____________________________
                                                   Wayne Spivey

AGREED:

__________________________________
Douglas Dworkin
Vice President and Deputy General Counsel
On Behalf of Wyeth

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

___________________________________________
                                            )
IN RE DIET DRUGS                            )
(Phentermine/Fenfluramine/Dexfenfluramine)  )      MDL NO. 1203
PRODUCTS LIABILITY LITIGATION               )
___________________________________________ )

THIS DOCUMENT PERTAINS TO ALL               )
ACTIONS LISTED ON EXHIBIT A                 )
___________________________________________ )

                    MODEL JOINT MOTION TO STAY PROCEEDINGS TO
                         PERMIT SETTLEMENT NEGOTIATIONS

      Defendant Wyeth and the law firm of ______________________, Plaintiffs' Counsel, hereinafter Movants, jointly move for an order staying any and all proceedings related to the plaintiffs identified on the attached Exhibit A. The Movants request that this Stay be entered immediately and continue until such time as all claims are resolved and dismissed with prejudice or until either party provides notice to the Court, with copy to the opposing party, that the Proposed Settlement Process was unsuccessful and the Stay should be lifted. If such notice is provided by either party, then the Movants agree that all Stays incident to the Court's order shall be lifted and all stayed proceedings shall commence thirty (30) days from the date of said notice with appropriate adjustments to any scheduling order previously entered in the case.

      In support of this motion, the Movants aver as follows:

      1. Wyeth and counsel for certain Diet Drug Claimants have engaged in discussions that have resulted in a Proposed Settlement Process that could resolve thousands of lawsuits.

                                                         Exhibit D to Memorandum

      2. Plaintiffs' counsel, the law firm of __________, has agreed to enter into settlement discussions in accordance with the Proposed Settlement Process with respect to the plaintiffs identified on Exhibit A hereto.

      3. The proposed Stay will afford an opportunity for the Movants to negotiate the terms of a settlement, while avoiding the time and expense of ongoing litigation in [hundreds/thousands] of individual lawsuits. Absent a Stay, countless hours will be spent taking deposition testimony, responding to discovery requests, and filing, responding to, and arguing motions. Moreover, hundreds or even thousands of depositions will be necessary to meet current discovery deadlines under existing scheduling orders. This risks causing both parties to spend time and money on discovery that the settlement would obviate.

      4. Granting this Stay will avoid the time and expense associated with ongoing litigation and, more importantly, it will permit the Movants to focus their efforts on negotiating and consummating settlements.

      Wherefore, the Movants respectfully request the Court to issue an Order staying the actions identified in Exhibit A hereto until the earlier of such time as the claims are resolved or either Movant advises the Court that the claims will not be resolved.

                                                   Respectfully submitted,

[NOTE: THIS MOTION WILL NEED TO BE ADAPTED TO MEET THE REQUIREMENTS OF EACH STATE.]

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